UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number	811-04982

Heartland Group, Inc.

(Exact name of registrant as specified in charter)

789 N. Water Street, Suite 500, Milwaukee, WI	53202
(Address of principal executive offices)	(Zip code)

Heartland Group, Inc., 789 N. Water Street, Suite 500, Milwaukee, WI 53202

(Name and address of agent for service)

Fredrick G. Lautz, Esq.: Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, WI 53202

(With a copy to:)

Registrant’s telephone number, including area code:     (414) 347-7777

Date of fiscal year end:     December 31, 2011

Date of reporting period:     January 1, 2011 — December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1 - Reports to Stockholders

Thanks for reviewing your Fund’s annual report.

THE FUNDAMENTALS

Did you play sports in high school? Often, coaches emphasize fundamentals with their athletes. These are the building blocks for every team that excels in their sport. At Heartland Funds we emphasize fundamentals for largely the same reason: To excel in the investment arena, fundamental research is key. The same consistency that characterizes a successful coach is embodied in our 10 Principles of Value InvestingTM that we have been using for over a quarter century.

This work takes time and effort. It adds up (see below). But it also drives what we believe is the Heartland difference: Discovering those unloved, out of favor, beaten down gems that deserve a higher stock price.

Our fundamental research efforts in 2011 included:

OVER 30,000 HOURS
were spent researching companies

220,000 MILES
flown to meet and access potential portfolio companies

OVER 1,000 MEETINGS
were held with company management teams

more than 50,000 pages
of transcripts were reviewed, leveraging...

200 years
of collective research experience on our
investment team

Data based on estimates made by Heartland Advisors, Inc.

table  of  contents

A Message from our President and CEO	1	Financial Statements
The Heartland Family of Equity Funds		Schedules of Investments	11
Table of Investment Results	2	Statements of Assets and Liabilities	15
The Heartland Family of Equity Funds		Statements of Operations	16
Growth of a Hypothetical $10,000	3	Statements of Changes in Net Assets	17
Heartland Select Value Fund		Financial Highlights	19
Management’s Discussion of Fund Performance	4	Notes to Financial Statements	22
Heartland Value Plus Fund		Additional Information
Management’s Discussion of Fund Performance	6	Federal Income Tax Information	30
Heartland Value Fund		Expense Examples	30
Management’s Discussion of Fund Performance	8	Other Information	30
The Heartland Family of Equity Funds		Information Regarding Executive Officers & Directors	31
Additional Fund Characteristics	10	Definitions	33

Dear Friends:

Just this morning, as I write this letter, my colleagues and I gathered to discuss last year’s lessons, and next year’s opportunities. What a year 2011 has been!

A few observations:

•	Stocks have been out of favor with investors. Fund flows out of U.S. equity funds have been substantial, as investors flocked to bonds.
•	Heightened volatility has been a daily reality throughout the year. Company fundamentals do not appear to be the key driver of investor behavior.
•	The impact of excessive debt (around the globe) has been perhaps the critical concern for investors, and is likely to remain so.

These issues led to a difficult year, for stocks in general, and small caps in particular. So, my hair is a little more silver than a year ago! But it is equally true that we see opportunity for your fund every day, despite the difficulties, and that is energizing for us.

In particular, we are struck by the quality of the companies we are finding, at remarkable valuations. Small cap stocks (to which all of the funds have exposure) are selling at historically attractive prices to book value. The U.S. economy, while no doubt facing some real challenges, could support increased valuations. And one final thought: In our experience, every bear market has been followed by a bull.

On the inside cover we shared some thoughts about the importance of fundamentals in sports, and investing. A parallel idea for many athletes is the role of discipline. This too is important for investing success. Your discipline in remaining invested despite negative headlines could be critical for you. Our disciplines help us to stay focused on those companies that could be most valuable for the funds.

Thanks again for your trust and confidence.

1

the heartland family of equity funds

table of investment results (unaudited)

the heartland family of funds	INVESTMENT RESULTS AS OF DECEMBER 31, 2011 AVERAGE ANNUAL TOTAL RETURNS

Large, mid & small-cap value stocks		Inception Date	Since Inception	Twenty-Five Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year
▼ Select Value Fund ▲
	Investor Class (HRSVX)	10/11/96	9.57%	—	9.36%	7.04%	1.73%	15.07%	-6.68%
Core equity holding	Institutional Class (HNSVX)	5/1/08	9.65	—	9.45	7.16	1.98	15.41	-6.42
	Russell 3000 Value Index	—	6.90	—	6.35	4.08	-2.58	11.62	-0.10
	S&P 500 Index	—	5.91	—	5.45	2.92	-0.25	14.11	2.11

Small-cap value stocks that pay dividends
▼ Value Plus Fund ▲
Focused	Investor Class (HRVIX)	10/26/93	10.72	—	9.36	10.15	5.74	15.40	-5.37
Upside opportunity with	Institutional Class (HNVIX)	5/1/08	10.79	—	9.44	10.27	5.96	15.73	-5.07
potentially lower volatility	Russell 2000 Value Index	—	9.07	—	7.98	6.40	-1.87	12.36	-5.50
	Russell 2000 Index	—	7.50	—	6.25	5.62	0.15	15.63	-4.18

Small & micro-cap value stocks
▼ Value Fund ▲
Broadly diversified	Investor Class (HRTVX)	12/28/84	12.37	11.42%	8.92	7.17	-1.40	17.71	-6.92
Seeks to capture historical	Institutional Class (HNTVX)	5/1/08	12.41	11.46	8.98	7.27	-1.23	17.97	-6.73
outperformance	Russell 2000 Value Index	—	10.85	10.22	7.98	6.40	-1.87	12.36	-5.50
	Russell 2000 Index	—	9.35	8.68	6.25	5.62	0.15	15.63	-4.18

Index Source: FactSet Research Systems, Inc. and Standard & Poor’s.

In the prospectus dated 5/1/11, the gross expense ratios for the Investor Classes of the Heartland Select Value Fund, Value Plus Fund and Value Fund are 1.23%, 1.17% and 1.14%, respectively. The expense ratios as of the same date for the Heartland Select Value Fund, Value Plus Fund and Value Fund Institutional Class Shares are 0.96%, 0.86% and 0.95%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class shares’ “Net Annual Operating Expenses” at a ratio not to exceed 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Select Value Fund’s expenses. Without such waivers and/or reimbursements, the total returns of the respective Fund and/or Class may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. The performance data quoted represents past performance and current returns may be lower or higher. The investment returns and net asset values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain more current performance information, please call 1-800-432-7856 or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce performance. The Heartland Funds are distributed by ALPS Distributors, Inc.

2

the heartland family of equity funds

growth of a hypothetical $10,000 (unaudited)

Growth of A HYPOTHETICAL $10,000 INVESTMENT – INVESTOR CLASS

The graphs shown above represent a hypothetical investment of $10,000 in a Fund’s Investor Class Shares for the period from inception to 12/31/11. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

The Funds also offer Institutional Class shares, performance for which is not reflected in the graphs above. The performance of Institutional Class shares may be higher or lower than the performance of the Investor Class shares shown in the graphs above based upon differences in fees paid by shareholders investing in the Investor Class shares and Institutional Class shares.

There is no assurance that dividend-paying stocks will mitigate volatility.

The opinions expressed in this Annual Report are those of the portfolio managers, and are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations, or beliefs are guaranteed. Portfolio Managers and Officers of Heartland Group, Inc. are registered representatives of ALPS Distributors, Inc.

3

heartland select value fund
management’s discussion of fund performance (unaudited)

MANAGEMENT REPORT

The broad equity markets in 2011 were buffeted by a constant barrage of geopolitical uncertainties, which have discouraged U.S. equity investors and drove significant price volatility throughout the year. Investor discouragement is evident in substantial outflows from U.S. equity mutual funds ($132 billion).[1] This continues a trend that has led to $467 billion in cumulative net redemptions since 2007.[2] While broad equity markets ended nearly flat on the year, the intervening period followed a rollercoaster-like path. The S&P 500 moved by 1% or more in either direction in 38% of all trading sessions in 2011!

We are not surprised that this environment was particularly hostile to cyclical economic sectors and smaller capitalization stocks. The table shows how smaller segments of the Russell 3000 Index underperformed larger segments.

Russell 3000 Index Market Cap Quintile: 12/31/10-12/31/11

	RETURNS	Small Cap Stocks were Punished by a Flight to Perceived Safety
Q1 (Largest)	2.95%
Q2	-5.54
Q3	-11.17
Q4	-19.37
Q5 (Smallest)	-42.48

Source: FactSet Research Systems, Inc.

Past performance does not guarantee future results.

The Fund’s bias toward both cyclical and smaller capitalization stocks can explain a significant portion of its underperformance relative to its benchmark, the Russell 3000 Value Index. In 2011, the Fund declined 6.68% versus the benchmark decline of 0.10%.

Within the Energy sector, the Fund held positions across oil and gas production, refining and transportation. Anemic global economic growth and a fall-off in oil prices since April have dampened investors’ enthusiasm in these market segments. Companies in the Information Technology sector, and particularly manufacturers of electronic components, were victim to the supply chain disruptions stemming from the Japanese tsunami earlier in the year and, more recently, from flooding in Thailand.

Our view is that some of the factors that held back the global economic recovery in 2011 will begin to abate in 2012. We are still concerned with developments in Europe’s sovereign debt crisis as well as mixed economic indicators in the U.S.. However, we believe a second financial crisis and/or a U.S. recession are very unlikely in the coming year. If, as we expect, the general economy improves, we believe that investors will return to U.S. equities, particularly the companies we identify as high quality and low priced through our disciplined, value-oriented investment approach.

Thank you for your patience and confidence during this difficult period.

1 ICI, Mutual Fund Flows 12/31/10 to 12/31/11

2 ICI, Mutual Fund Flows 12/31/07 to 12/31/11

CFA is a registered trademark owned by the CFA Institute.

4

heartland select value fund
(unaudited)

fund summary

Average Annual Total Returns as of December 31, 2011	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year
Investor Class (HRSVX)	10/11/96	9.57%	9.36%	7.04%	1.73%	15.07%	-6.68%
Institutional Class (HNSVX)	5/1/08	9.65	9.45	7.16	1.98	15.41	-6.42
Russell 3000 Value Index	—	6.90	6.35	4.08	-2.58	11.62	-0.10
S&P 500 Index	—	5.91	5.45	2.92	-0.25	14.11	2.11

Index Source: FactSet Research Systems, Inc. and Standard & Poors.

In the prospectus dated 5/1/11, the gross expense ratios for the Investor and Institutional Class are 1.23% and 0.96%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.22% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Also, through 11/30/01, the Advisor voluntarily waived a portion of the Fund’s expenses. Without such waivers total returns would have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Select Value Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture long-term capital appreciation through dynamic pursuit of value irrespective of market capitalization, making it compelling as a core holding. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

In addition to stocks of large companies, the Select Value Fund invests in small and mid-sized companies that are generally less liquid and more volatile than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 60) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. and Standard & Poors. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

portfolio highlights & statistics

Number of holdings (excludes cash equivalents)	47
Net assets	$729 mil.
NAV (Investor Class)	$26.81
NAV (Institutional Class)	$26.79
Median market cap	$6,160 mil.
Weighted average market cap	$21,816 mil.

top ten holdings – % of net assets (excludes cash equivalents)

PNM Resources, Inc.	2.8%
ATMI, Inc.	2.8
Black Hills Corp.	2.7
Tidewater, Inc.	2.7
Johnson Controls, Inc.	2.6
Quest Diagnostics, Inc.	2.6
Safeway, Inc.	2.6
Marathon Oil Corp.	2.5
Abbott Laboratories	2.5
Universal Forest Products, Inc.	2.5

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.
Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/11.

5

heartland value plus fund
management’s discussion of fund performance (unaudited)

management report

The Investor Class share of the Value Plus Fund, while down 5.37% for 2011, outperformed its benchmark, the Russell 2000 Value Index, which had a negative return of 5.50%. This performance is notable for the fact that the Fund did not have exposure to the Utilities sector, which outperformed all other sectors in the benchmark by a wide margin. The primary driver of the Fund’s outperformance was stock selection, with significantly positive contributions from Industrials, Materials and Energy names.

We believe, the Fund has been well positioned to benefit from a renaissance in exploration and development of oil in various shale regions of the Midwest and Western United States. New technologies in horizontal drilling and fracturing have been a boon to various providers of energy equipment and oil field services. The Fund holds positions in names that have capitalized on this trend, including Patterson-UTI (PTEN) and Unit Corp (UNT), shrugging off the general weakness of the Energy sector, the second worst performing in the benchmark in 2011.

Other Fund names have capitalized on the lack of pipeline and general transport infrastructure in these regions, including GATX Corp (GMT), a railcar and equipment leasing firm. Railcar demand has increased steadily and meaningfully in 2010 and 2011 as reflected in carload and intermodal unit volumes. Increased capacity utilization has supported margins for this operator and we believe the trend will remain firmly in place for this well-run company. While Industrials was an underperforming sector within the benchmark in 2011, GATX Corp provides additional evidence that a bottom-up approach, based on company specific attributes and fundamentals, can identify companies that buck a weak sector trend.

Broadly speaking, 2011 was a difficult year for U.S. equity investors, particularly small cap investors. A laundry list of macro events (Middle East uprisings, Asian supply chain disruptions, European sovereign debt turmoil and sputtering global economic growth), has spurred investors into bond funds and away from equity funds. The chart shows how equity fund outflows in 2011 neared their volumes of 2008.

The selling mood has impacted the less liquid small cap space to a greater degree. On the positive side, we believe quality names are trading at significant discounts. As we confront the investing landscape in 2012, we sense significant opportunity to apply the 10 Principles of Value Investing™ to identify the most compelling values, with an eye toward overlooked, contrarian opportunities. When macro uncertainties begin to subside, as we believe they will in 2012, we expect that investors will renew their focus on company fundamentals, potentially rewarding patient, value-oriented investors that hold the most compelling stocks. Thank you for the opportunity to manage your capital.

CFA is a registered trademark owned by the CFA Institute.

6

heartland value plus fund
(UNAUDITED)

FUND SUMMARY

Average Annual Total Returns as of December 31, 2011	Inception Date	Since Inception	Fifteen Years	Ten Years	Five Years	Three Years	One Year
Investor Class (HRVIX)	10/26/93	10.72%	9.36%	10.15%	5.74%	15.40%	-5.37%
Institutional Class (HNVIX)	5/1/08	10.79	9.44	10.27	5.96	15.73	-5.07
Russell 2000 Value Index	—	9.07	7.98	6.40	-1.87	12.36	-5.50
Russell 2000 Index	—	7.50	6.25	5.62	0.15	15.63	-4.18

Index Source: FactSet Research Systems, Inc.

In the prospectus dated 5/1/11, the gross expense ratios for the Investor and Institutional Class are 1.17% and 0.86%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.16% and 0.87%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Plus Fund seeks long-term capital appreciation and modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The Fund seeks to capture the long-term capital appreciation of small-cap stocks, while potentially mitigating volatility by focusing on dividend-paying companies. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Plus Fund invests in small companies that generally are less liquid than large companies. The Fund also invests in a smaller number of stocks (generally 40 to 70) than the average mutual fund. The performance of these holdings generally will increase the volatility of the Fund’s returns. Value investments are subject to the risk that their intrinsic value may not be recognized by the broad market. There is no assurance that dividend-paying stocks will mitigate volatility.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

portfolio highlights & statistics

Number of holdings (excludes cash equivalents)	66
Net assets	$2,222 mil.
NAV (Investor Class)	$27.72
NAV (Institutional Class)	$27.69
Median market cap	$710 mil.
Weighted average market cap	$1,338 mil.

top ten holdings – % of net assets (excludes cash equivalents)

Robbins & Myers, Inc.	3.7%
Omnicare, Inc.	3.2
Teleflex, Inc.	2.9
Unit Corp.	2.7
Olin Corp.	2.7
Stone Energy Corp.	2.6
GATX Corp.	2.5
Patterson-UTI Energy, Inc.	2.4
Kaiser Aluminum Corp.	2.3
Old National Bancorp	2.2

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.
Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/11.

7

heartland value fund

management’s discussion of fund performance (unaudited)

Management report

The Investor Class shares of the Value Fund declined 6.92% in 2011, underperforming its benchmark, the Russell 2000 Value Index, which was down 5.50% for the year. The Fund’s overall stock selection and sector allocation were roughly in line with the benchmark, apart from exposures to the Materials sector which drove the bulk of underperformance.

Gold mining companies were weak performers, particularly in the fourth quarter, as the spot price of gold slipped back significantly from its highs near $1,900 per ounce in early September to its year-end close of $1,535. We view this as a normal correction in a gold bull market. Driven by over levered Western World countries and large banking institutions, many central banks continued to aggressively print money. This currency debasement underpins our belief that gold remains a storehouse of value. In 2011, mining stocks have lagged the spot price of gold by a wide margin and, and we believe, as a group, represent an attractive opportunity. In our view, AuRico Gold Inc. (AUQ) and Golden Star Resources Ltd. (GSS) are well-run miners and attractively valued businesses selling well below our estimates of proven reserves.

Market volatility was a dominant feature across equity markets in 2011. Investors reacted to negative global macro events by fleeing equities. U.S. equity mutual funds experienced outflows of about $132 billion in 2011.[1] Small and micro cap names suffered most, with many stocks marked down 20%, 30% or more! We believe this wave of selling (call it a classic bear market) has left compelling valuations in its wake.

The following chart, illustrating the price to book ratio of the Russell 2000 Value Index over the past 17 years, indicates that valuations are indeed near their lows. This is fertile ground to employ Heartland’s proven value investing methodology to pick and choose what we believe are the best in the bargain bin.

As we look forward into 2012, it appears that broad equity markets may continue to be unsettled as they await resolution to the European debt crisis and a pickup in U.S. economic growth. Over time, we believe these problems will subside and investor confidence will improve. Stock ownership offers not just potential earning power and the possibility of dividends, but claim on real assets as well. Contrarian investors with a long-term investment horizon and value orientation should be well compensated and rewarded for their willingness to invest today when the herd remains overly cautious.

1 ICI, Mutual Fund Flows 12/31/10 to 12/31/11

CFA is a registered trademark owned by the CFA Institute.

8

heartland value fund

(unaudited)

fund summary

Average Annual Total Returns as of December 31, 2011	Inception Date	Since Inception	Twenty-Five Years	Fifteen Years	Ten Years	Five Years	Three Years	One Year
Investor Class (HRTVX)	12/28/84	12.37%	11.42%	8.92%	7.17%	-1.40%	17.71%	-6.92%
Institutional Class (HNTVX)	5/1/08	12.41	11.46	8.98	7.27	-1.23	17.97	-6.73
Russell 2000 Value Index	—	10.85	10.22	7.98	6.40	-1.87	12.36	-5.50
Russell 2000 Index	—	9.35	8.68	6.25	5.62	0.15	15.63	-4.18

Index Source: FactSet Research Systems, Inc.

In the prospectus dated 5/1/11, the gross expense ratios for the Investor and Institutional Class are 1.14% and 0.95%, respectively. As of the date of this report, the gross expense ratios for the Investor and Institutional Class are 1.10% and 0.91%, respectively. The Advisor has voluntarily agreed to waive fees and/or reimburse expenses with respect to the Institutional Class, to the extent necessary to maintain the Institutional Class’ “Net Annual Operating Expenses” at a ratio of 0.99% of average daily net assets. This voluntary waiver/reimbursement may be discontinued at any time. Without such waivers and/or reimbursements, total returns may have been lower.

Past performance does not guarantee future results. Performance for the Institutional Class prior to 5/1/08 is based on the performance of the Investor Class. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 800-432-7856, or visit www.heartlandfunds.com. Subject to certain exceptions, shares of a Fund redeemed or exchanged within 10 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION

Sector classifications are generally determined by referencing the Global Industry Classification Standard (GICS) Codes developed by Standard & Poor’s and Morgan Stanley Capital International. Sector allocations are a percent of equity investments and subject to change.

INVESTMENT GOAL

The Value Fund seeks long-term capital appreciation by investing in small companies.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC

The small and micro-cap segment of the stock market is robust with thousands of publicly traded issues, many of which lack traditional Wall Street research coverage. Thus, we believe this market is often inefficient, mispricing businesses and offering opportunities for fundamental research-minded investors such as Heartland. The Fund utilizes our disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS

The Value Fund invests primarily in small companies selected on a value basis. Such securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic values may not be recognized by the broad market.

WEIGHTED MEDIAN VALUATION ANALYSIS

Valuation Analysis and Index Source: FactSet Research Systems, Inc. Index definitions are found on the page titled “Definitions.” All indices are unmanaged. It is not possible to invest directly in an index.

portfolio highlights & statistics

Number of holdings (excludes cash equivalents and options)	135
Net assets	$1,136 mil.
NAV (Investor Class)	$38.31
NAV (Institutional Class)	$38.67
Median market cap	$211 mil.
Weighted average market cap	$763 mil.

top ten holdings – % of net assets (excludes cash equivalents)

AuRico Gold, Inc.	4.4%
Newpark Resources, Inc.	4.0
Analogic Corp.	3.7
Unit Corp.	3.2
Omnicare, Inc.	3.2
American Vanguard Corp.	2.4
Golden Star Resources, Ltd.	2.3
Accuray, Inc.	1.9
Computer Task Group, Inc.	1.9
The Ensign Group, Inc.	1.7

Portfolio holdings,, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.
Index definitions and investment terms are found on the page titled “Definitions.” All information, unless otherwise indicated, is as of 12/31/11.

9

the heartland family of equity funds

additional fund characteristics (unaudited)

market cap segmentation – % of total investments

The Heartland Funds are managed according to our time-tested, value-driven philosophy. The core of this is outlined by Heartland’s trademarked 10 Principles of Value Investing™. We believe this process — which places emphasis on identifying a catalyst — may limit downside risk relative to other equity investment strategies, while providing an opportunity for upside capital appreciation.

What distinguishes each Heartland Fund is the size of the companies on which each Fund’s portfolio management team focuses. The following table summarizes the market capitalization of each of the Heartland Funds on December 31, 2011. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	select value Fund	value plus Fund	value Fund
Micro-Cap Holdings – $0 - $300 million	0.0%	5.6%	39.3%
Small-Cap Holdings – $300 million - $2 billion	29.3	68.2	42.9
Mid-Cap Holdings – $2 - $10 billion	31.8	23.5	13.0
Large-Cap Holdings – Greater than $10 billion	37.3	0.0	0.0
Short-Term Investments	1.6	2.7	4.8
Total	100.0	100.0	100.0

sector allocation – % of total investments

The following table summarizes the sector classifications of each of the Heartland Funds as of December 31, 2011. These sectors represent groupings of the industry classifications delineated within the Schedules of Investments. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

	select value Fund	value plus Fund	value Fund
Consumer Discretionary	5.5%	5.2%	7.2%
Consumer Staples	8.6	2.0	1.9
Energy	13.2	11.8	13.2
Financials	13.8	21.4	5.4
Health Care	13.8	17.6	25.6
Industrials	15.0	20.1	15.4
Information Technology	13.2	7.2	11.9
Materials	5.3	12.0	14.3
Telecommunication Services	2.2	0.0	0.0
Utilities	7.8	0.0	0.3
Short-Term Investments	1.6	2.7	4.8
Total	100.0	100.0	100.0

10

financial statements

select value fund – schedule of investments

December 31, 2011

COMMON STOCKS (98.7%)	SHARES	VALUE
Auto Components (2.6%)
Johnson Controls, Inc.	607,050	$18,976,383

Building Products (2.5%)
Universal Forest Products, Inc.	575,502	17,765,747

Capital Markets (1.9%)
Raymond James Financial, Inc.	441,500	13,668,840

Commercial Banks (6.0%)
BB&T Corp.	691,850	17,413,864
First Interstate Bancsystem, Inc. (Class A)(a)	824,300	10,740,629
The PNC Financial Services Group, Inc.	265,600	15,317,152
		43,471,645

Construction & Engineering (8.0%)
EMCOR Group, Inc.	601,400	16,123,534
MasTec, Inc.(b)	760,135	13,203,545
Quanta Services, Inc.(b)	722,325	15,558,881
URS Corp.(b)	375,910	13,201,959
		58,087,919

Consumer Finance (2.3%)
Capital One Financial Corp.	395,875	16,741,554

Diversified Telecommunication Services (2.2%)
AT&T, Inc.	535,650	16,198,056

Electric Utilities (5.1%)
Hawaiian Electric Industries, Inc.	649,500	17,198,760
PNM Resources, Inc.	1,108,200	20,202,486
		37,401,246

Electrical Equipment (1.6%)
ABB, Ltd. (ADR)(b)	631,200	11,885,496

Electronic Equipment & Instruments (6.3%)
Avnet, Inc.(b)	497,925	15,480,488
Benchmark Electronics, Inc.(b)	1,224,550	16,494,689
TE Connectivity, Ltd.	461,800	14,228,058
		46,203,235

Energy Equipment & Services (4.8%)
Ensco PLC (ADR)	340,375	15,970,395
Tidewater, Inc.	390,950	19,273,835
		35,244,230

Food & Staples Retailing (4.7%)
CVS Caremark Corp.	380,200	15,504,556
Safeway, Inc.	881,800	18,553,072
		34,057,628

Food Products (4.0%)
Archer-Daniels-Midland Co.	516,525	14,772,615
Bunge, Ltd.	245,200	14,025,440
		28,798,055

Health Care Equipment & Supplies (6.4%)
Boston Scientific Corp.(b)	2,734,200	14,600,628
Covidien PLC	367,017	16,519,435
Zimmer Holdings, Inc.(b)	296,500	15,839,030
		46,959,093

Health Care Providers & Services (2.6%)
Quest Diagnostics, Inc.	326,200	18,939,172

Hotels Restaurants & Leisure (2.3%)
WMS Industries, Inc.(b)	810,000	16,621,200

Household Durables (0.6%)
American Greetings Corp. (Class A)	362,800	4,538,628

Insurance (1.6%)
Unum Group	565,000	11,904,550

Machinery (2.0%)
AGCO Corp.(b)	343,600	14,764,492

Metals & Mining (5.3%)
Agnico-Eagle Mines Ltd. (CAD)(c)	160,000	5,818,895
AuRico Gold, Inc. (CAD)(b)(c)	2,012,000	16,174,999
RTI International Metals, Inc.(b)	730,200	16,947,942
		38,941,836

Multi-Utilities(2.7%)
Black Hills Corp.	584,925	19,641,782

Oil, Gas & Consumable Fuels (8.5%)
Cloud Peak Energy, Inc.(b)	742,400	14,343,168
Devon Energy Corp.	240,275	14,897,050
Marathon Oil Corp.	615,675	18,020,807
Marathon Petroleum Corp.	430,700	14,338,003
		61,599,028

Pharmaceuticals (4.8%)
Abbott Laboratories	318,600	17,914,878
Pfizer, Inc.	797,050	17,248,162
		35,163,040

Professional Services (1.0%)
Manpower, Inc.	208,200	7,443,150

Real Estate Investment Trusts (REITs) (2.0%)
Inland Real Estate Corp.	1,963,100	14,939,191

Semiconductors (6.9%)
ATMI, Inc.(b)	1,003,775	20,105,613
Intel Corp.	716,600	17,377,550
RF Micro Devices, Inc.(b)	2,383,200	12,869,280
		50,352,443

TOTAL COMMON STOCKS (Cost $692,317,835)		$720,307,639

SHORT-TERM INVESTMENTS (1.6%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (1.6%)
Bank of America (London)(d)	0.03%	$11,526,766	$11,526,766

TOTAL SHORT-TERM INVESTMENTS (Cost $11,526,766)			$11,526,766

TOTAL INVESTMENTS - (100.3%) (Cost $703,390,641)			731,834,405
OTHER ASSETS AND LIABILITIES, NET - (-0.3%)			(2,364,396)
TOTAL NET ASSETS - (100.0%)			$729,470,009

The accompanying Notes to Financial Statements are an integral part of these Statements.

11

value plus fund – schedule of investments
December 31, 2011

COMMON STOCKS (97.0%)	SHARES	VALUE
Auto Components (1.0%)
Superior Industries International, Inc.(a)	1,400,000	$23,156,000

Building Products (1.0%)
Universal Forest Products, Inc.	750,000	23,152,500

Capital Markets (0.8%)
BGC Partners, Inc. (Class A)	3,000,000	17,820,000

Chemicals (6.9%)
American Vanguard Corp.(a)	2,675,000	35,684,500
Olin Corp.	3,000,000	58,950,000
Sensient Technologies Corp.	1,100,000	41,690,000
Zep, Inc.(a)	1,300,000	18,174,000
		154,498,500

Commercial Banks (13.5%)
Associated Banc-Corp	3,750,000	41,887,500
Centerstate Banks, Inc.(a)	1,725,000	11,419,500
Glacier Bancorp, Inc.	1,825,000	21,954,750
Independent Bank Corp.	1,000,000	27,290,000
National Penn Bancshares, Inc.	1,500,000	12,660,000
Old National Bancorp	4,100,000	47,765,000
Renasant Corp.(a)	1,650,000	24,750,000
Simmons First National Corp. (Class A)(a)	1,225,000	33,307,750
StellarOne Corp.(a)	1,625,000	18,492,500
TriCo Bancshares(a)	1,050,000	14,931,000
Umpqua Holdings Corp.	3,600,000	44,604,000
		299,062,000

Communications Equipment (1.3%)
Black Box Corp.(a)	1,050,000	29,442,000

Construction & Engineering (1.5%)
Granite Construction, Inc.	1,375,000	32,615,000

Diversified Financial Services (0.4%)
Asset Acceptance Capital Corp.(a)(b)(e)	2,380,000	9,305,800

Electrical Equipment (1.5%)
Encore Wire Corp.(a)	1,250,000	32,375,000

Electronic Equipment & Instruments (4.4%)
AVX Corp.	1,650,000	21,054,000
CTS Corp.(a)	2,375,000	21,850,000
Electro Rent Corp.	1,075,000	18,436,250
Park Electrochemical Corp.(a)	1,425,000	36,508,500
		97,848,750

Energy Equipment & Services (6.6%)
Gulf Island Fabrication, Inc.(a)	1,250,000	36,512,500
Patterson-UTI Energy, Inc.	2,600,000	51,948,000
Unit Corp.(b)	1,275,000	59,160,000
		147,620,500

Food & Staples Retailing (1.3%)
Weis Markets, Inc.	700,000	27,958,000

Food Products (0.8%)
Snyders-Lance, Inc.	750,000	16,875,000

Health Care Equipment & Supplies (11.1%)
Analogic Corp.(a)	750,000	42,990,000
CONMED Corp.(a)(b)	1,550,000	39,788,500
Hill-Rom Holdings, Inc.	550,000	18,529,500
Invacare Corp.(a)	2,350,000	35,931,500
STERIS Corp.	1,600,000	47,712,000
Teleflex, Inc.	1,025,000	62,822,250
		247,773,750

Health Care Providers & Services (6.4%)
Chemed Corp.	850,000	43,528,500
Omnicare, Inc.	2,000,000	68,900,000
PharMerica Corp.(a)(b)	1,900,000	28,842,000
		141,270,500

Insurance (4.4%)
Arthur J. Gallagher & Co.	1,225,000	40,964,000
Brown & Brown, Inc.	1,000,000	22,630,000
Horace Mann Educators Corp.	1,400,000	19,194,000
State Auto Financial Corp.	1,150,000	15,628,500
		98,416,500

Machinery (9.6%)
Barnes Group, Inc.	1,650,000	39,781,500
ESCO Technologies, Inc.	600,000	17,268,000
Federal Signal Corp.(a)(b)	5,750,000	23,862,500
FreightCar America, Inc.(a)(b)	1,150,000	24,092,500
Kaydon Corp.	900,000	27,450,000
Robbins & Myers, Inc.	1,650,000	80,107,500
		212,562,000

Media (2.6%)
Harte-Hanks, Inc.(a)	3,100,000	28,179,000
Meredith Corp.	900,000	29,385,000
		57,564,000

Metals & Mining (5.0%)
Kaiser Aluminum Corp.(a)	1,075,000	49,321,000
Materion Corp.(a)(b)	1,325,000	32,171,000
Worthington Industries, Inc.	1,850,000	30,303,000
		111,795,000

Multiline Retail (1.6%)
Fred’s, Inc. (Class A)(a)	2,400,000	34,992,000

Oil, Gas & Consumable Fuels (5.2%)
HollyFrontier Corp.	1,750,000	40,950,000
Overseas Shipholding Group, Inc.(a)	1,650,000	18,034,500
Stone Energy Corp.(b)	2,125,000	56,057,500
		115,042,000

Professional Services (4.0%)
CDI Corp.(a)	1,525,000	21,060,250
Heidrick & Struggles International, Inc.(a)	1,650,000	35,541,000
Navigant Consulting, Inc.(a)(b)	2,850,000	32,518,500
		89,119,750

Semiconductors (1.4%)
Micrel, Inc.(a)	3,100,000	31,341,000

Thrifts & Mortgage Finance (2.2%)
Berkshire Hills Bancorp, Inc.(a)	1,175,000	26,073,250
Provident Financial Services, Inc.	1,725,000	23,097,750
		49,171,000

Trading Companies & Distributors (2.5%)
GATX Corp.	1,250,000	54,575,000

TOTAL COMMON STOCKS (Cost $2,085,712,800)		$2,155,351,550

SHORT-TERM INVESTMENTS (2.7%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (2.7%)
Brown Brothers Harriman
(Grand Cayman)(d)	0.03%	$60,572,797	$60,572,797

TOTAL SHORT-TERM INVESTMENTS (Cost $60,572,797)			$60,572,797

TOTAL INVESTMENTS - (99.7%) (Cost $2,146,285,597)			2,215,924,347
OTHER ASSETS AND LIABILITIES, NET - (0.3%)			5,815,890
TOTAL NET ASSETS - (100.0%)			$2,221,740,237

The accompanying Notes to Financial Statements are an integral part of these Statements.

12

value fund – schedule of investments
December 31, 2011

COMMON STOCKS (95.9%)	SHARES	VALUE
Aerospace & Defense (1.3%)
Spirit Aerosystems Holdings, Inc. (Class A)(b)	700,000	$14,546,000

Air Freight & Logistics (0.2%)
Pacer International, Inc.(b)	500,000	2,675,000

Capital Markets (1.8%)
BGC Partners, Inc. (Class A)	750,000	4,455,000
FirstCity Financial Corp.(a)(b)(e)	785,000	6,311,400
Janus Capital Group, Inc.	1,500,000	9,465,000
		20,231,400

Chemicals (3.9%)
A. Schulman, Inc.	500,000	10,590,000
American Vanguard Corp.(a)	2,000,000	26,680,000
H.B. Fuller Co.	300,000	6,933,000
		44,203,000

Commercial Banks (1.6%)
Hawthorn Bancshares, Inc.(a)(e)	236,184	1,447,808
Heritage Financial Corp.	250,000	3,140,000
MidSouth Bancorp, Inc.	400,000	5,204,000
North Valley Bancorp(a)(b)(e)	633,333	6,067,330
Pacific Continental Corp.	250,000	2,212,500
		18,071,638

Commercial Services & Supplies (2.8%)
Corrections Corp. of America(b)	100,000	2,037,000
Intersections, Inc.(a)	1,240,312	13,755,060
Perma-Fix Environmental Services, Inc.(a)(b)	4,000,000	6,200,000
TRC Cos., Inc.(a)(b)	1,549,891	9,314,845
		31,306,905

Communications Equipment (4.4%)
Extreme Networks, Inc.(b)	3,799,900	11,095,708
Hemisphere GPS, Inc. (CAD)(a)(b)(c)	5,621,000	3,641,580
InterDigital, Inc.	400,000	17,428,000
Lantronix, Inc.(a)(b)(e)	1,004,557	2,551,575
PC-Tel, Inc.	670,000	4,582,800
Westell Technologies, Inc. (Class A)(a)(b)	4,800,000	10,656,000
		49,955,663

Computers & Peripherals (0.5%)
Concurrent Computer Corp.(b)	432,961	1,640,922
NCR Corp.(b)	250,000	4,115,000
		5,755,922

Construction & Engineering (1.7%)
Aegion Corp.(b)	200,000	3,068,000
Layne Christensen Co.(b)	200,000	4,840,000
Northwest Pipe Co.(a)(b)	500,000	11,430,000
		19,338,000

Diversified Consumer Services (1.7%)
Grand Canyon Education, Inc.(b)	750,000	11,970,000
Lincoln Educational Services Corp.	1,000,000	7,900,000
		19,870,000

Diversified Financial Services (1.3%)
Asset Acceptance Capital Corp.(b)(e)	627,500	2,453,525
Collection House, Ltd. (AUD)(c)(e)(g)	4,620,000	3,302,706
Encore Capital Group, Inc.(b)	400,000	8,504,000
		14,260,231

Electrical Equipment (1.2%)
Magnetek, Inc.(a)(b)	299,999	2,582,991
Powell Industries, Inc.(b)	300,000	9,384,000
Ultralife Corp.(b)	500,000	2,010,000
		13,976,991

Electronic Equipment & Instruments (0.9%)
MOCON, Inc.	187,436	2,987,730
PC Connection, Inc.	100,000	1,109,000
Richardson Electronics, Ltd.(a)	500,000	6,145,000
		10,241,730
Energy Equipment & Services (8.9%)
Newpark Resources, Inc.(a)(b)	4,600,000	43,700,000
Pioneer Drilling Co.(b)	958,100	9,274,408
Tetra Technologies, Inc.(b)	700,000	6,538,000
Unit Corp.(b)	750,000	34,800,000
Willbros Group, Inc.(b)	2,000,000	7,340,000
		101,652,408
Food Products (1.5%)
Hanover Foods Corp. (Class A)(e)(g)	49,250	4,186,250
Inventure Foods, Inc.(a)(b)(e)	1,875,300	7,013,622
Riken Vitamin Co., Ltd. (JPY)(c)(e)(g)	196,200	5,940,948
		17,140,820

Health Care Equipment & Supplies (14.2%)
Accuray, Inc.(a)(b)	5,000,000	21,150,000
Analogic Corp.(a)	700,000	40,124,000
CONMED Corp.(b)	500,000	12,835,000
Digirad Corp.(a)(b)(e)	1,800,000	3,528,000
Fukuda Denshi Co., Ltd. (JPY)(c)(e)(g)	300,000	8,570,614
Invacare Corp.	500,000	7,645,000
Iridex Corp.(a)(b)(e)	500,000	1,870,000
Kensey Nash Corp.(b)	100,000	1,919,000
Nissui Pharmaceutical Co., Ltd. (JPY)(c)(e)(g)	938,000	8,355,594
RTI Biologics, Inc.(b)	750,000	3,330,000
STAAR Surgical Co.(a)(b)(f)	1,250,000	13,112,500
STERIS Corp.	550,000	16,401,000
Synovis Life Technologies, Inc.(b)	300,000	8,349,000
Trinity Biotech PLC (ADR)(a)	1,400,000	14,252,000
		161,441,708

Health Care Providers & Services (8.0%)
BioScrip, Inc.(b)	2,500,000	13,650,000
Healthways, Inc.(b)	800,000	5,488,000
Hooper Holmes, Inc.(a)(b)(e)	5,865,000	3,519,000
LHC Group, Inc.(b)	300,000	3,849,000
Omnicare, Inc.	1,000,000	34,450,000
PDI, Inc.(a)(b)(e)	1,400,000	9,030,000
SRI/Surgical Express, Inc.(a)(b)(e)	560,000	2,380,000
The Ensign Group, Inc.	750,000	18,375,000
		90,741,000

Hotels, Restaurants & Leisure (0.9%)
Denny’s Corp.(b)	2,000,000	7,520,000
Ruth’s Hospitality Group, Inc.(b)	500,000	2,485,000
		10,005,000

Household Durables (0.2%)
Kid Brands, Inc.(b)	750,000	2,370,000

Household Products (0.4%)
Oil-Dri Corp. of America	200,000	4,048,000

Insurance (0.2%)
Meadowbrook Insurance Group, Inc.	250,000	2,670,000

IT Services (3.5%)
Analysts International Corp.(a)(b)	473,000	2,639,340
Computer Task Group, Inc.(a)(b)	1,500,000	21,120,000
Dynamics Research Corp.(a)(b)	800,000	9,072,000
StarTek, Inc.(a)(b)(e)	1,500,000	2,880,000
Tier Technologies, Inc.(a)(b)	950,000	4,142,000
		39,853,340

Life Sciences Tools & Services (1.7%)
BioClinica, Inc.(a)(b)(e)	1,257,303	5,343,538
Cambrex Corp.(a)(b)	2,000,000	14,360,000
		19,703,538

The accompanying Notes to Financial Statements are an integral part of these Statements.

13

value fund – schedule of investments
December 31, 2011

COMMON STOCKS (CONTINUED)	SHARES	VALUE
Machinery (3.7%)
Astec Industries, Inc.(b)	200,000	$6,442,000
Federal Signal Corp.(b)	1,930,625	8,012,094
Flanders Corp.(a)(b)(e)	2,482,619	7,571,988
Hardinge, Inc.	400,000	3,220,000
LB Foster Co. (Class A)	100,000	2,829,000
Lydall, Inc.(b)	700,000	6,643,000
Met-Pro Corp.	77,900	704,216
MFRI, Inc.(a)(b)(e)	576,000	3,997,440
Supreme Industries, Inc. (Class A)(a)(b)(e)	1,230,000	3,087,300
		42,507,038

Media (1.1%)
Horipro, Inc. (JPY)(c)(g)	520,300	7,060,476
Saga Communications, Inc. (Class A)(b)	111,626	4,172,580
SearchMedia Holdings, Ltd.(a)(b)	1,200,000	780,000
		12,013,056

Metals & Mining (10.5%)
AuRico Gold, Inc. (CAD)(a)(b)(c)	6,000,000	48,235,583
Coeur d’Alene Mines Corp.(b)	300,000	7,242,000
Energold Drilling Corp. (CAD)(b)(c)	1,000,000	4,476,074
Golden Star Resources, Ltd.(a)(b)	15,000,000	24,750,000
Nautilus Minerals, Inc. (CAD)(b)(c)	3,360,800	5,938,100
Olympic Steel, Inc.	350,000	8,162,000
Sherritt International Corp. (CAD)(c)	2,500,000	13,398,773
U.S. Silver Corp. (CAD)(a)(b)(c)	19,000,000	7,460,123
		119,662,653

Multiline Retail (1.7%)
Duckwall-ALCO Stores, Inc.(a)(b)(e)	380,400	3,176,340
Fred’s, Inc. (Class A)	1,000,000	14,580,000
Tuesday Morning Corp.(b)	500,000	1,725,000
		19,481,340

Oil, Gas & Consumable Fuels (4.3%)
Bill Barrett Corp.(b)	400,000	13,628,000
Clayton Williams Energy, Inc.(b)	125,000	9,485,000
Comstock Resources, Inc.(b)	400,000	6,120,000
Forest Oil Corp.(b)	750,000	10,162,500
Scorpio Tankers, Inc.(b)	400,000	1,956,000
Swift Energy Co.(b)	250,000	7,430,000
		48,781,500

Pharmaceuticals (2.0%)
ASKA Pharmaceutical Co., Ltd. (JPY)(c)(g)	500,000	2,963,981
Cangene Corp. (CAD)(b)(c)	2,000,000	3,887,116
China Pharma Holdings, Inc.(b)	500,000	329,250
Fuji Pharmaceutical Co., Ltd. (JPY)(c)(g)	455,300	6,862,310
Par Pharmaceutical Cos, Inc.(b)	250,000	8,182,500
		22,225,157

Professional Services (3.6%)
Barrett Business Services, Inc.(a)	550,000	10,978,000
Hudson Highland Group, Inc.(a)(b)	2,330,000	11,160,700
Navigant Consulting, Inc.(b)	1,200,000	13,692,000
RCM Technologies, Inc.(a)(b)(e)	1,100,000	5,698,000
		41,528,700

Road & Rail (0.9%)
Marten Transport, Ltd.	300,000	5,397,000
Saia, Inc.(b)	400,000	4,992,000
		10,389,000

Semiconductors (1.6%)
Kopin Corp.(b)	700,000	2,716,000
Micrel, Inc.	1,238,866	12,524,935
TriQuint Semiconductor, Inc.(b)	500,000	2,435,000
		17,675,935

Software (1.1%)
Actuate Corp.(b)	250,000	1,465,000
ePlus, Inc.(b)	400,000	11,312,000
		12,777,000

Specialty Retail (1.0%)
Brown Shoe Co., Inc.	1,000,000	8,900,000
Casual Male Retail Group, Inc.(b)	600,000	2,052,000
		10,952,000

Textiles, Apparel & Luxury Goods (0.7%)
Hampshire Group, Ltd.(a)(b)	300,000	720,000
LaCrosse Footwear, Inc.	175,000	2,208,500
Lakeland Industries, Inc.(a)(b)	516,500	4,777,625
		7,706,125

Thrifts & Mortgage Finance (0.6%)
B of I Holding, Inc.(b)	200,000	3,250,000
HF Financial Corp.(a)	350,000	3,752,000
		7,002,000

Water Utilities (0.3%)
Companhia de Saneamento Basico
do Estado de Sao Paulo (ADR)(b)	52,900	2,943,885

TOTAL COMMON STOCKS (Cost $987,894,047)		$1,089,703,683

WARRANTS (0.0%)	Shares	Value
Life Sciences Tools & Services (0.0%)
CNS Response, Inc., Strike price $1.80, Expires 03/12(b)(e)(g)	540,000	$–

TOTAL WARRANTS (Cost $0)		$–

SHORT-TERM INVESTMENTS (4.8%)	INTEREST RATE	PAR AMOUNT	VALUE
Time Deposits (4.8%)
Bank of America (London)(d)	0.03%	$54,202,440	$54,202,440

TOTAL SHORT-TERM INVESTMENTS (Cost $54,202,440)			$54,202,440

TOTAL INVESTMENTS - (100.7%) (Cost $1,042,096,487)			1,143,906,123
OTHER ASSETS AND LIABILITIES, NET - (-0.7%)			(7,699,708)
TOTAL NET ASSETS - (100.0%)			$1,136,206,415

(a)	Affiliated company. See Note 13 in Notes to Financial Statements.
(b)	Non-income producing security. Includes securities which did not pay at least one dividend in the year preceding the date of this statement.
(c)	Traded in a foreign country.
(d)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is the 7-day yield as of December 31, 2011.
(e)	Illiquid security, pursuant to guidelines established by the Board of Directors. See Note 2 in Notes to Financial Statements.
(f)	All or a portion of the security is pledged as collateral on written options. The aggregate market value of the collateralized security totals $2,622,500 as of December 31, 2011. See Note 5 in Notes to Financial Statements.
(g)	Classified as Level 2. Valued using methods determined by the Board of Directors or using systematic fair valuation model provided by an independent pricing service. See Note 3 in Notes to Financial Statements

Common Abbreviations:

(ADR) American Depositary Receipt.

(AUD) Australia

(CAD) Canada

(JPY) Japan

Industry and sector classifications for each security held are generally determined by referencing the Global Industry Classification Standard Codes (GICS) developed by Standard & Poor’s and Morgan Stanley Capital International.

The accompanying Notes to Financial Statements are an integral part of these Statements.

14

statements of assets and liabilities
December 31, 2011

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
ASSETS:
Investments in securities, at cost(a)	$703,390,641	$2,146,285,597	$1,042,096,487
Investments in securities, at value	$721,093,776	$1,365,276,797	$681,741,435
Investments in affiliates, at value (See Note 13)	10,740,629	850,647,550	462,164,688
Total Investments, at value	731,834,405	2,215,924,347	1,143,906,123
Receivable for securities sold	—	—	4,450
Accrued dividends and interest	541,127	2,656,850	283,710
Receivable for capital shares issued	401,991	8,277,219	494,950
Prepaid expenses	41,712	94,354	54,620
Total Assets	732,819,235	2,226,952,770	1,144,743,853

LIABILITIES:
Written options, at value (proceeds $0, $0 and $62,099, respectively)(b)	—	—	50,000
Payable for securities purchased	1,958,704	—	5,761,779
Payable for capital shares redeemed	1,214,632	4,705,334	2,452,063
Accrued expenses
Fund accounting fees	13,411	38,997	22,353
Transfer agency fees	87,683	261,314	121,180
Other	74,796	206,888	130,063
Total Liabilities	3,349,226	5,212,533	8,537,438
TOTAL NET ASSETS	$729,470,009	$2,221,740,237	$1,136,206,415

NET ASSETS CONSIST OF:
Paid-in capital	$704,970,737	$2,157,814,073	$1,041,622,704
Accumulated undistributed (distributions in excess of) net investment income (loss)	(13,652)	—	(3,622,366)
Accumulated undistributed gains (losses) on investments, options and translation of assets and liabilities in foreign currency	(3,930,840)	(5,712,586)	(3,614,382)
Net unrealized appreciation (depreciation) on investments	28,443,764	69,638,750	101,820,459
TOTAL NET ASSETS	$729,470,009	$2,221,740,237	$1,136,206,415

NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE:
INVESTOR CLASS:
Net assets	$565,977,722	$1,668,179,161	$1,068,686,687
Shares outstanding	21,107,568	60,174,488	27,892,902
NET ASSET VALUE, OFFERING PRICE & REDEMPTION PRICE PER SHARE	$26.81	$27.72	$38.31
INSTITUTIONAL CLASS:
Net assets	$163,492,287	$553,561,076	$67,519,728
Shares outstanding	6,101,643	19,993,280	1,746,127
NET ASSET VALUE, OFFERING PRICE & REDEMPTION
PRICE PER SHARE	$26.79	$27.69	$38.67

(a)	Includes cost of investments in affiliates of $10,399,678 for the Select Value Fund, $937,841,224 for the Value Plus Fund and $449,698,653 for the Value Fund. See Note 13 in the Notes to Financial Statements.
(b)	See Note 5 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

15

statements of operations
For the Year Ended December 31, 2011

	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
INVESTMENT INCOME:
Dividends(a)	$13,061,753	$39,286,066	$8,809,738
Interest	11,649	31,532	19,003
Foreign taxes withheld	(19,521)	—	(144,773)
Total Investment Income	13,053,881	39,317,598	8,683,968

EXPENSES:
Management fees	5,639,376	14,213,757	9,602,449
Distribution fees - Investor Class	1,546,794	4,273,144	2,119,459
Transfer agency fees	992,821	2,732,222	1,302,328
Fund accounting fees	154,631	412,309	267,410
Custodian fees	57,602	137,861	159,108
Printing and communication fees	25,788	62,927	75,955
Postage fees	59,810	195,299	55,239
Legal fees	13,571	41,367	32,355
Registration fees	104,321	236,851	60,916
Directors’ fees	44,208	113,909	77,360
Audit and tax fees	22,854	51,199	44,967
Insurance fees	47,074	109,792	92,173
Other expenses	33,783	78,982	59,155
Total Expenses	8,742,633	22,659,619	13,948,874
NET INVESTMENT INCOME (LOSS)	4,311,248	16,657,979	(5,264,906)

REALIZED & UNREALIZED GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS AND LIABILITIES IN FOREIGN CURRENCY
Net realized gains (losses) on:
Investments and foreign currency translation	13,838,360	43,041,600	53,516,559
Investments - Affiliated securities	12,837	(19,910,259)	(5,554,866)
Written options	—	—	2,906,076
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency translation	(76,552,929)	(160,158,752)	(131,314,265)
Written options	—	—	740,974
TOTAL REALIZED & UNREALIZED NET GAINS (LOSSES) ON INVESTMENTS, OPTIONS AND TRANSLATION OF ASSETS IN FOREIGN CURRENCY	(62,701,732)	(137,027,411)	(79,705,522)
NET increase (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(58,390,484)	$(120,369,432)	$(84,970,428)

(a)	Including $384,239, $12,793,927 and $2,019,223 received from affiliated issuers on Select Value Fund, Value Plus Fund and Value Fund, respectively. See Note 13 in the Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

16

statements of changes in net assets

	Select Value Fund		Value Plus Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$4,311,248	$3,957,328	$16,657,979	$7,193,886
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	13,851,197	44,316,266	23,131,341	75,540,635
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(76,552,929)	47,634,484	(160,158,752)	201,914,455
Net increase (decrease) in net assets resulting from operations	(58,390,484)	95,908,078	(120,369,432)	284,648,976

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
Investor Class	(2,674,170)	(3,216,934)	(10,854,116)	(4,490,896)
Institutional Class	(1,359,690)	(679,772)	(5,540,084)	(887,034)
Net realized gains on investments
Investor Class	(6,115,954)	—	(18,975,450)	(7,541,928)
Institutional Class	(1,759,025)	—	(6,221,996)	(868,540)
Total distributions to shareholders	(11,908,839)	(3,896,706)	(41,591,646)	(13,788,398)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	168,007,317	269,500,206	980,773,033	798,087,609
Dividends reinvested	8,618,055	3,152,330	29,320,788	11,819,667
Value of shares redeemed(a)	(156,153,593)	(143,678,390)	(625,977,541)	(402,624,794)
Total Investor Class	20,471,779	128,974,146	384,116,280	407,282,482
Institutional Class
Proceeds from shares issued	110,879,107	39,214,117	496,813,795	126,942,895
Dividends reinvested	2,847,164	560,505	10,995,918	1,549,570
Value of shares redeemed(a)	(22,629,656)	(9,855,599)	(98,113,227)	(47,274,597)
Total Institutional Class	91,096,615	29,919,023	409,696,486	81,217,868
Net increase (decrease) in net assets derived from capital transactions	111,568,394	158,893,169	793,812,766	488,500,350

TOTAL INCREASE (decrease) IN NET ASSETS	41,269,071	250,904,541	631,851,688	759,360,928
NET ASSETS AT THE BEGINNING OF THE PERIOD	688,200,938	437,296,397	1,589,888,549	830,527,621
NET ASSETS AT THE END OF THE PERIOD*	$729,470,009	$688,200,938	$2,221,740,237	$1,589,888,549
*INCLUDES ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME	$(13,652)	$13,119	$—	$1,176,517

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 9 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

17

statements of changes in net assets

	Value Fund
	Year Ended December 31, 2011	Year Ended December 31, 2010
FROM INVESTMENT OPERATIONS:
Net investment income (loss)	$(5,264,906)	$(5,168,149)
Net realized gains (losses) on investments, futures, options and translation of assets and liabilities in foreign currency	50,867,769	26,517,855
Net change in unrealized appreciation (depreciation) on investments, futures, options and translation of assets and liabilities in foreign currency	(130,573,291)	216,234,052
Net increase (decrease) in net assets resulting from operations	(84,970,428)	237,583,758

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gains on investments
Investor Class	(65,225,291)	(1,725,121)
Institutional Class	(4,082,694)	(65,848)
Total distributions to shareholders	(69,307,985)	(1,790,969)

CAPITAL TRANSACTIONS:
Investor Class
Proceeds from shares issued	113,317,117	103,915,470
Dividends reinvested	63,341,488	1,677,931
Value of shares redeemed(a)	(255,947,738)	(208,031,524)
Total Investor Class	(79,289,133)	(102,438,123)
Institutional Class
Proceeds from shares issued	33,312,617	8,797,991
Dividends reinvested	3,965,671	63,099
Value of shares redeemed(a)	(10,619,674)	(24,407,272)
Total Institutional Class	26,658,614	(15,546,182)
Net increase (decrease) in net assets derived from capital transactions	(52,630,519)	(117,984,305)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(206,908,932)	117,808,484
NET ASSETS AT THE BEGINNING OF THE PERIOD	1,343,115,347	1,225,306,863
NET ASSETS AT THE END OF THE PERIOD*	$1,136,206,415	$1,343,115,347
*INCLUDes ACCUMULATED undistributed NET INVESTMENT loss	$(3,622,366)	$(2,606,536)

(a)	Value of shares redeemed includes amounts for early redemption fees. See Note 9 in Notes to Financial Statements.

The accompanying Notes to Financial Statements are an integral part of these Statements.

18

financial highlights – select value fund

	For the Year Ended December 31,
Investor Class	2011	2010	2009	2008	2007

Per Share Data
Net asset value, beginning of period	$29.18	$24.91	$18.07	$26.48	$27.93
Income (loss) from investment operations(e):
Net investment income	0.14	0.16	0.14	0.13	0.17
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(2.09)	4.27	6.84	(8.41)	0.97
Total income (loss) from investment operations	(1.95)	4.43	6.98	(8.28)	1.14
Less distributions from:
Net investment income	(0.13)	(0.16)	(0.14)	(0.13)	(0.17)
Net realized gains on investments	(0.29)	—	—	—	(2.42)
Total distributions	(0.42)	(0.16)	(0.14)	(0.13)	(2.59)
Net asset value, end of period	$26.81	$29.18	$24.91	$18.07	$26.48
TOTAL RETURN	(6.68)%	17.77%	38.63%	(31.23)%	4.02%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$565,978	$600,235	$390,476	$263,379	$330,841
Percentage of expenses to average net assets	1.22%	1.23%	1.27%	1.33%	1.24%
Percentage of net investment income to average net assets	0.52%	0.67%	0.62%	0.65%	0.59%
Portfolio turnover rate(d)	47%	51%	53%	65%	63%

	For the Year Ended December 31,			For the Period From May 1, 2008
Institutional Class(c)	2011	2010	2009	(Inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$29.18	$24.89	$18.05	$26.20
Income (loss) from investment operations(e):
Net investment income	0.22	0.23	0.21	0.12
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(2.09)	4.29	6.84	(8.07)
Total income (loss) from investment operations	(1.87)	4.52	7.05	(7.95)
Less distributions from:
Net investment income	(0.23)	(0.23)	(0.21)	(0.20)
Net realized gains on investments	(0.29)	—	—	—
Total distributions	(0.52)	(0.23)	(0.21)	(0.20)
Net asset value, end of period	$26.79	$29.18	$24.89	$18.05
TOTAL RETURN	(6.42)%	18.15%	39.02%	(30.28	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$163,492	$87,966	$46,820	$19,623
Percentage of expenses to average net assets before waivers	0.91%	0.96%	0.94%	1.29	%(b)
Percentage of expenses to average net assets after waivers	0.91%	0.96%	0.94%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	0.84%	0.96%	0.93%	1.30	%(b)
Percentage of net investment income to average net assets after waivers	0.84%	0.96%	0.93%	1.61	%(b)
Portfolio turnover rate(d)	47%	51%	53%	65	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.
(e)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

19

financial highlights – value PLUS fund

	For the Year Ended December 31,
Investor Class	2011	2010	2009	2008	2007

PER SHARE DATA
Net asset value, beginning of period	$29.82	$23.41	$18.70	$22.87	$26.78
Income (loss) from investment operations(f):
Net investment income	0.19	0.12	0.15	0.16	0.46
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(1.79)	6.55	4.75	(4.23)	0.94
Total income (loss) from investment operations	(1.60)	6.67	4.90	(4.07)	1.40
Less distributions from:
Net investment income	(0.18)	(0.10)	(0.19)	(0.10)	(0.42)
Net realized gains on investments	(0.32)	(0.16)	—	—	(4.89)
Total distributions	(0.50)	(0.26)	(0.19)	(0.10)	(5.31)
Net asset value, end of period	$27.72	$29.82	$23.41	$18.70	$22.87
TOTAL RETURN	(5.37)%	28.50%	26.37%	(17.88)%	4.73%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,668,179	$1,425,625	$769,468	$674,004	$237,778
Percentage of expenses to average net assets	1.16%	1.17%	1.21%	1.27%	1.21%
Percentage of net investment income to average net assets	0.76%	0.61%	0.70%	0.88%	1.63%
Portfolio turnover rate(d)	11%	31%	69%	53%	107	%(e)

	For the Year Ended December 31,			For the Period From May 1, 2008
Institutional Class(c)	2011	2010	2009	(Inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$29.80	$23.40	$18.72	$24.58
Income (loss) from investment operations(f):
Net investment income	0.28	0.21	0.15	0.13
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(1.79)	6.53	4.79	(5.91)
Total income (loss) from investment operations	(1.51)	6.74	4.94	(5.78)
Less distributions from:
Net investment income	(0.28)	(0.18)	(0.26)	(0.08)
Net realized gains on investments	(0.32)	(0.16)	—	—
Total distributions	(0.60)	(0.34)	(0.26)	(0.08)
Net asset value, end of period	$27.69	$29.80	$23.40	$18.72
TOTAL RETURN	(5.07)%	28.85%	26.70%	(23.60	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$553,561	$164,264	$61,060	$30,702
Percentage of expenses to average net assets before waivers	0.87%	0.86%	1.03%	1.19	%(b)
Percentage of expenses to average net assets after waivers	0.87%	0.86%	0.99%	0.99	%(b)
Percentage of net investment income to average net assets before waivers	1.14%	0.98%	0.88%	1.13	%(b)
Percentage of net investment income to average net assets after waivers	1.14%	0.98%	0.92%	1.33	%(b)
Portfolio turnover rate(d)	11%	31%	69%	53	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.
(e)	The increase in the portfolio turnover rate for the year ended December 31, 2007 resulted from restructuring of the Fund’s portfolio holdings due to market conditions.
(f)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

20

financial highlights – value fund

	For the Year Ended December 31,
Investor Class	2011	2010	2009	2008	2007

PER SHARE DATA
Net asset value, beginning of period	$43.82	$36.18	$25.04	$41.50	$51.21
Income (loss) from investment operations(e):
Net investment loss	(0.05)	(0.03)	(0.06)	(0.25)	(0.03)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(2.99)	7.73	11.20	(16.13)	(2.81)
Total income (loss) from investment operations	(3.04)	7.70	11.14	(16.38)	(2.84)
Less distributions from:
Net investment income	—	—	—	—	(0.14)
Net realized gains on investments	(2.47)	(0.06)	—	(0.08)	(6.73)
Total distributions	(2.47)	(0.06)	—	(0.08)	(6.87)
Net asset value, end of period	$38.31	$43.82	$36.18	$25.04	$41.50
TOTAL RETURN	(6.92)%	21.28%	44.49%	(39.53)%	(5.53)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,068,687	$1,293,235	$1,167,784	$870,247	$1,708,239
Percentage of expenses to average net assets	1.10%	1.14%	1.18%	1.20%	1.14%
Percentage of net investment income (loss) to average net assets	(0.42)%	(0.43)%	(0.42)%	0.53%	(0.13)%
Portfolio turnover rate(d)	25%	29%	37%	60%	56%

	For the Year Ended December 31,			For the Period From May 1, 2008
Institutional Class(c)	2011	2010	2009	(Inception) to December 31, 2008

PER SHARE DATA
Net asset value, beginning of period	$44.12	$36.36	$25.10	$39.69
Income (loss) from investment operations(e):
Net investment income (loss)	(1.45)	0.19	0.01	(0.06)
Net realized and unrealized gains (losses) on investments, futures, options, and the translation of assets and liabilities in foreign currency	(1.53)	7.63	11.25	(14.53)
Total income (loss) from investment operations	(2.98)	7.82	11.26	(14.59)
Less distributions from:
Net realized gains on investments	(2.47)	(0.06)	—	—
Total distributions	(2.47)	(0.06)	—	—
Net asset value, end of period	$38.67	$44.12	$36.36	$25.10
TOTAL RETURN	(6.73)%	21.50%	44.86%	(36.76	)%(a)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$67,520	$49,880	$57,522	$40,399
Percentage of expenses to average net assets before waivers	0.91%	0.95%	0.94%	1.06	%(b)
Percentage of expenses to average net assets after waivers	0.91%	0.95%	0.94%	0.99	%(b)
Percentage of net investment (loss) to average net assets before waivers	(0.22)%	(0.26)%	(0.18)%	(0.48	)%(b)
Percentage of net investment (loss) to average net assets after waivers	(0.22)%	(0.26)%	(0.18)%	(0.41	)%(b)
Portfolio turnover rate(d)	25%	29%	37%	60	%(b)

(a)	Not annualized.
(b)	Annualized.
(c)	Institutional Class commenced operations on May 1, 2008.
(d)	Portfolio turnover rate is calculated at the Fund level.
(e)	Redemption fees represent less than $.01 on a per share basis.

The accompanying Notes to Financial Statements are an integral part of these Statements.

21

notes to financial statements
December 31, 2011

(1)	ORGANIZATION

Heartland Group, Inc. (the “Corporation”) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The capital shares of the Select Value Fund, Value Plus Fund and Value Fund (collectively, the “Funds”; 100,000,000, 100,000,000, and 150,000,000 shares authorized respectively), each of which is a diversified fund, are issued by the Corporation. The Funds offer Investor Class and Institutional Class shares. The Institutional Class commenced operations on May 1, 2008.

Under the Corporation’s organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Corporation. In addition, in the normal course of business, the Corporation enters into contracts with its vendors and others that provide for general indemnifications. The Corporation’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Corporation.

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements:

(a)	Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Board of Directors. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on those foreign exchanges. These are generally categorized as Level 2 in the FASB ASC Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board of Directors. The Pricing Committee for the Corporation may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which a Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Directors and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)	The Funds’ policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of their taxable income to their shareholders. The Funds accordingly pay no Federal income taxes, and no Federal income tax provision is recorded.

(c)	Net investment income, if any, is distributed to each shareholder as a dividend. Dividends from the Funds are declared and paid at least annually. Dividends from the Funds are recorded on ex-date and are determined in accordance with tax regulations. Net realized gains on investments, if any, are distributed at least annually. During 2011, the Select Value, Value Plus and Value Funds utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Generally Accepted Accounting Principles (GAAP) require that permanent financial reporting and tax differences be reclassified to paid in capital. Accordingly, at December 31, 2011, the following reclassifications were made to increase (decrease) such amounts.

Fund	ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) Net Investment Income (Loss)	ACCUMULATED UNDISTRIBUTED NET REALIZED GAINS (LOSSES) on Investments	Paid In Capital
Select Value Fund	$ (304,159)	$ (5,690,696)	$ 5,994,855
Value Plus Fund	(1,440,296)	(11,613,748)	13,054,044
Value Fund	4,249,076	(2,872,956)	(1,376,120)

Total net assets are not affected by these reclassifications.

(d)	For financial reporting purposes, transactions are accounted for on trade date on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. The portion of security gains and losses resulting from changes in foreign exchange rates is included with net realized and unrealized gains or losses from investments on the Statement of Operations. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	Investment income and realized and unrealized gains or losses on investments, futures, options and translation of assets in foreign currency are allocated to each Fund’s share class based on their respective net assets. The Funds and share classes are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to any one Fund are typically allocated among the Funds and respective share classes in proportion to their respective net assets, number of open shareholder accounts, number of funds or some combination thereof, as applicable.

(f)	At December 31, 2011, 0.42% of the Value Plus and 9.53% of the Value Funds’ net assets were illiquid as defined pursuant to guidelines established by the Board of Directors of the Corporation.

(g)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “Act”) or pursuant to the resale limitations provided by Rule 144 under the Act, or an exemption from the registration requirements of the Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board of Directors. Not all restricted securities are considered to be illiquid. As of December 31, 2011, the Funds did not hold any restricted securities.

(h)	The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

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(3)	FAIR VALUE MEASUREMENTS

The Funds follow the Fair Value Statement, under which various inputs are used in determining the value of the Funds’ investments.

The basis of the hierarchy is dependent upon the various “inputs” used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 -	Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access at the measurement date.
•	Level 2 -	Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, warrants and international fair valued securities referenced in Note 2.
•	Level 3 -	Significant unobservable prices or inputs (includes the Board of Directors and Pricing Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2011:

	LEVEL 1 Quoted Prices[1]		LEVEL 2 Other Significant Observable Inputs[1]		LEVEL 3 Significant Unobservable Inputs[2]		Total
Fund Name[3]	Investments in Securities	Other Financial Investments[4]	Investments in Securities	Other Financial Investments[4]	Investments in Securities	Other Financial Investments[4]	Investments in Securities	Other Financial Investments[4]
Select Value Fund
Common Stocks	$720,307,639	$—	$—	$—	$—	$—	$720,307,639	$—
Short-Term Investments	—	—	11,526,766	—			11,526,766	—
Value Plus Fund
Common Stocks	2,155,351,550	—	—	—	—	—	2,155,351,550	—
Short-Term Investments	—	—	60,572,797	—	—	—	60,572,797	—
Value Fund
Common Stocks	1,042,460,804	—	47,242,879	—	—	—	1,089,703,683	—
Warrants	—	—	—	—	—	—	—	—
Short-Term Investments	—	—	54,202,440	—	—	—	54,202,440	—
Liabilities
Options Written	—	—	—	(50,000)	—	—	—	(50,000)

[1]	The Funds recognize transfers between levels as of the beginning of the fiscal year. Transfers between Level 1 and Level 2 as of December 31, 2011 resulted from foreign securities which were priced using a systematic fair valuation model as noted in Note 2a and securities priced using quoted prices which were not active as of December 31, 2011.
[2]	For the year ended December 31, 2011, the Funds did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.
[3]	For detailed industry descriptions and common stocks identified as Level 2 within the hierarchy, see the accompanying Schedules of Investments.
[4]	Other financial instruments are derivative instruments not reflected in the Schedules of Investments, such as covered calls, covered puts and futures, which are valued at the unrealized appreciation (depreciation).

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed into law. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

•	New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. As a transition rule, the Modernization Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

•	The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

•	Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

(4)	REcent ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in GAAP and the International Financial Reporting Standards (“IFRSs”). ASU No.2011-04 amends FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRSs. ASU No.2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Funds’ financial statements.

(5)	DERIVATIVE INSTRUMENTS

The Derivatives Statement requires enhanced disclosure about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows. The Funds may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset

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or a “benchmark” such as a security index, an interest rate, or a currency. In particular, each Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of a Fund’s total return. Each Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange-traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to a Fund if the other party to the contract defaults.

The Funds’ use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

WARRANTS

Each Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. For description of warrants held as of December 31, 2011, see the accompanying Schedules of Investments.

FUTURES CONTRACTS

Each Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

A Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render a Fund’s hedging strategy unsuccessful. There is minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. As of December 31, 2011, the Funds had no open futures positions.

OPTIONS CONTRACTS

The Funds may enter into options transactions for hedging purposes and will not use these instruments for speculation. Each Fund may write covered put and call options on any securities or futures contracts in which it may invest, on any securities index based on or related to securities in which it may invest, or on any currency in which Fund investments may be denominated. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses. The Value Fund had the following transactions in written covered call/put options during the year ended December 31, 2011:

	Value Fund
	Number of Contracts	Premiums
Balance at December 31, 2010	21,000	$805,639
Options written	84,773	4,090,529
Options expired	(85,818)	(3,902,973)
Options closed	(13,000)	(671,978)
Options exercised	(4,455)	(259,118)
Balance at December 31, 2011	2,500	$62,099

Fund Name	Number of Contracts	Written Options At Value*
Value Fund
STAAR Surgical Co., $12.50, 01/21/12 (Covered Call)	2,500	$50,000
Total Written Options	2,500	$50,000

* Amounts reflect a liability of the Fund which is included on the Statements of Assets and Liabilities.

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Balance Sheet - Fair Value of Derivative Instruments as of December 31, 2011:

	Balance Sheet Location	Value Fund Fair Value
Liability Derivatives
Equity Contracts (Written Options)	Written options, at value	$50,000
		$50,000

The effect of derivatives instruments on the Statement of Operations for the year ended December 31, 2011:

	Location of Gain (Losses) On Derivatives Recognized in Income	Realized Gain on Derivatives Recognized in Income	Change in Unrealized Gain (Losses) on Derivatives Recognized in Income
VALUE FUND
Equity Contracts (Warrants)	Net realized gains (losses) on: Investments and foreign currency translation/Net change in unrealized appreciation (depreciation) on: Investments and foreign currency translation	$12,322	$(7,579)
Equity Contracts (Written Options)	Net realized gains on: Written options/Net change in unrealized appreciation on: Written options	2,906,076	740,974
		$2,918,398	$733,395

(6)	SECURITIES LENDING

The Funds have the ability to lend securities to approved financial institutions to earn additional income and receive cash and/or securities as collateral to secure the loans. Collateral is generally maintained at not less than 102% of the value of the loaned securities. Although the risk of lending is mitigated by the collateral, the Funds could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them. The borrower pays fees at the Funds’ direction to Brown Brothers Harriman & Co. (the “Lending Agent”). The cash collateral invested by the Lending Agent is disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations (if applicable). The Funds did not have any securities on loan during the year ended December 31, 2011.

(7)	CREDIT FACILITY

Brown Brothers Harriman & Co. has made available through December 31, 2011 to the Funds, a $25 million one year revolving credit facility pursuant to a Credit Agreement (“Agreement”). The primary purpose of the Agreement is to allow the Funds to avoid liquidating securities under circumstances that Heartland Advisors, Inc. (the “Advisor”) believes are unfavorable to shareholders. Outstanding principal amounts under the credit facility bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees are computed at a rate per annum equal to 0.15% of the Funds’ unutilized credit payable quarterly in arrears. The Funds did not utilize this credit facility during the year ended December 31, 2011. The agreement was amended to extend the termination date to December 31, 2012. Beginning January 1, 2012, outstanding principal amounts under the credit facility will bear interest at a rate per annum equal to the Federal Funds rate plus 2.00%. Commitment fees will be computed at a rate per annum equal to 0.13% of the Funds’ unutilized credit.

(8)	INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

The Corporation entered into investment advisory agreements with the Advisor to serve as investment advisor and manager to the Funds (the “Advisory Agreements”). Under the terms of the Advisory Agreements, the Select Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion and at an annual rate of 0.70% of the average daily net assets in excess of $1 billion. The Value Plus Fund pays the Advisor a monthly management fee at the annual rate of 0.70% of the average daily net assets and the Value Fund pays the Advisor a monthly management fee at the annual rate of 0.75% of the average daily net assets.

The Corporation has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”). Pursuant to the Plan, the Investor Class pays the Funds’ distributor, ALPS Distributors, Inc. (the “Distributor”), an amount up to 0.25% of the average daily net assets of such Fund (limited to actual costs incurred), computed on an annual basis and paid monthly, for distributing Fund shares and providing shareholder services. Any fees paid to the Distributor under the Plan that are not used during a calendar year are reimbursed to the respective Fund. Institutional shares are not subject to 12b-1 fees. During the year ended December 31, 2011, $508,835 of distribution related expenses incurred by the Advisor were reimbursed by fees collected under the Plan. The Corporation and/or Distributor may also contractually commit to pay these fees to other third parties who agree to provide various services to their customers who hold Fund shares. Fees paid pursuant to any such contractual commitment are not subject to reimbursement. The Distributor receives a fee for providing distribution services based on an annual rate of $275,000 for all Funds, plus 1/10 basis point for each Fund’s annual net assets.

Transfer agent and fund accounting services are provided by ALPS Fund Services, Inc. (“ALPS”). ALPS is an affiliate of the Funds’ Distributor, ALPS Distributors, Inc. For providing transfer agent services, ALPS receives a fee that is a base amount plus an annual fee based on the number of shareholders. For providing fund accounting services, ALPS receives fees, subject to a $550,000 annual minimum, at 0.04% of the average daily net assets up to $500 million, 0.03% of average daily net assets between $500 million and $1 billion and 0.015% of the average daily net assets in excess of $1 billion. From its own assets, the Advisor may pay retirement plan service providers, brokers, banks, financial advisors and other financial intermediaries’ fees for providing recordkeeping, sub-accounting, marketing and other administrative services to their customers in connection with investment in the Funds. These fees may be in addition to any distribution, administrative or shareholder servicing fees paid from the Funds’ assets to these financial intermediaries.

The Advisor has voluntarily agreed to waive fees and/or reimburse certain expenses with respect to the Institutional Class Shares of the Funds, to the extent necessary to maintain the Institutional Class Shares’ Total Annual Fund Operating Expenses at a ratio of 0.99% of average daily net assets. During the year ended December 31, 2011, there were no expenses of the Funds waived. This voluntary waiver/reimbursement may be discontinued at any time.

Officers and certain directors of the Corporation are also officers and/or directors of Heartland Advisors, Inc.; however, they receive no compensation from the Funds.

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Each Director who is not affiliated with the Funds receives a fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Directors’ fees to be invested in any of the Funds issued by the Corporation. As of December 31, 2011, there were no deferred Directors’ fees.

(9)	EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares of the Funds purchased on or after December 28, 2004 that are redeemed or exchanged within 10 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in an account as being redeemed first. The fee is retained by the applicable Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid in capital”.

	Select Value Fund	Value Plus Fund	Value Fund
Investor class	$4,163	$18,022	$32,485
Institutional class	25	8,592	207
Total	$4,188	$26,614	$32,692

(10)	INVESTMENT TRANSACTIONS

During the year ended December 31, 2011, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition), are noted below. During the same period, there were no purchases or sales of long-term U.S. Government obligations.

Fund	Cost of Purchases	Proceeds from Sales
Select Value Fund	$ 461,590,440	$ 340,591,666
Value Plus Fund	991,610,470	222,623,521
Value Fund	306,035,211	399,930,535

(11)	FEDERAL INCOME TAX INFORMATION

The Funds’ policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds have qualified and intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book tax differences that may have an impact on the character of each Fund’s distributions.

The Funds comply with the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25” formerly “FIN 48”). The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Funds to analyze all open tax years, fiscal years 2008-2011 as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Fund	Tax cost of investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation on Investments
Select Value Fund	703,390,641	72,996,967	(44,553,203)	28,443,764
Value Plus Fund	2,150,275,931	265,780,163	(200,131,747)	65,648,416
Value Fund	1,045,000,120	268,649,414	(169,732,588)	98,916,826

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to tax deferral of losses in wash sales, passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011 was as follows:

	DISTRIBUTIONS PAID FROM
FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Select Value Fund	$4,033,860	$7,874,979	$11,908,839
Value Plus Fund	16,394,200	25,197,446	41,591,646
Value Fund	18,934,807	50,373,178	69,307,985

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2010 was as follows:

	DISTRIBUTIONS PAID FROM
FUND	ORDINARY INCOME	NET LONG-TERM CAPITAL GAINS	TOTAL TAXABLE DISTRIBUTIONS
Select Value Fund	$3,896,706	$—	$3,896,706
Value Plus Fund	5,377,930	8,410,468	13,788,398
Value Fund	1,790,969	—	1,790,969

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As of December 31, 2011, the components of distributable earnings (deficit) on a tax basis were as follows:

Fund	Undistributed ordinary income	Undistributed long-term capital gains	Accumulated earnings	OTHER CUMULATIVE EFFECT OF TIMING DIFFERENCES	accumulated capital and other losses	unrealized appreciation	total accumulated earnings
Select Value Fund	$—	$435,365	$435,365	$(13,652)	$(4,366,205)	$28,443,764	$24,499,272
Value Plus Fund	—	1,226,846	1,226,846	—	(2,949,098)	65,648,416	63,926,164
Value Fund	—	—	—	(2,747,055)	(1,586,060)	98,916,826	94,583,711

At December 31, 2011, the Select Value Fund, Value Plus Fund and Value Fund had unused capital loss carryovers of $0.

The Select Value Fund used capital loss carry forwards of $4,216,362 to offset taxable capital gains realized during the period ended December 31, 2011.

The Select Value Fund elects to defer to the period ending December 31, 2012, capital losses recognized during the period 11/1/2011 - 12/31/2011 in the amount of $4,366,205. The Select Value Fund will defer to the period ending December 31, 2012, late year ordinary losses recognized during the period 11/1/2011 - 12/31/2011 in the amount of $13,652.

The Value Plus Fund elects to defer to the period ending December 31, 2012, capital losses recognized during the period 11/1/2011 - 12/31/2011 in the amount of $2,949,098.

The Value Fund elects to defer to the period ending December 31, 2012, capital losses recognized during the period 11/1/2011 - 12/31/2011 in the amount of $1,586,060. The Select Value Fund will defer the to the period ending December 31, 2012, late year ordinary losses recognized during the period 11/1/2011 - 12/31/2011 in the amount of $2,747,055.

(12)	FUND SHARE TRANSACTIONS

For the year ended December 31, 2011, fund share transactions were as follows:

Investor Class	Select Value Fund	Value Plus Fund	Value Fund
Shares issued	5,712,585	33,147,453	2,568,231
Reinvested distributions from net investment income & distributions from net realized gains on investments	320,255	1,048,669	1,656,852
Shares redeemed	(5,494,949)	(21,827,121)	(5,847,548)
Net increase (decrease) in Fund shares	537,891	12,369,001	(1,622,465)

Institutional Class	Select Value Fund	Value Plus Fund	Value Fund
Shares issued	3,773,040	17,512,103	754,333
Reinvested distributions from net investment income & distributions from net realized gains on investments	105,882	393,696	102,764
Shares redeemed	(792,379)	(3,424,003)	(241,617)
Net increase (decrease) in Fund shares	3,086,543	14,481,796	615,480

For the year ended December 31, 2010, fund share transactions were as follows:

Investor Class	Select Value Fund	Value Plus Fund	Value Fund
Shares issued	10,385,966	30,674,832	2,731,663
Reinvested distributions from net investment income & distributions from net realized gains on investments	107,809	396,983	38,230
Shares redeemed	(5,602,311)	(16,132,298)	(5,531,265)
Net increase (decrease) in Fund shares	4,891,464	14,939,517	(2,761,372)

Institutional Class	Select Value Fund	Value Plus Fund	Value Fund
Shares issued	1,489,875	4,751,879	230,610
Reinvested distributions from net investment income & distributions from net realized gains on investments	19,176	52,217	1,428
Shares redeemed	(374,681)	(1,902,037)	(683,473)
Net increase (decrease) in Fund shares	1,134,370	2,902,059	(451,435)

(13)	TRANSACTIONS WITH AFFILIATES

The following investments are in companies deemed “affiliated” (as defined in Section 2(a)(3) of the Investment Company Act of 1940) with the Select Value, Value Plus and Value Funds; that is, the respective Fund held 5% or more of their outstanding voting securities during the year ended December 31, 2011:

Select Value Fund
Security Name	SHARE BALANCE AT JANUARY 1, 2011	Purchases	Sales	SHARE BALANCE AT December 31, 2011	Dividends	Realized Gains (Losses)
First Interstate Bancsystem, Inc. (Class A)	887,600	—	63,300	824,300	$384,239	$12,837
					$384,239	$12,837

27

Value Plus Fund
Security Name	SHARE BALANCE AT JANUARY 1, 2011	Purchases	Sales	SHARE BALANCE AT December 31, 2011	Dividends	REalized GAINS (Losses)
American Vanguard Corp	2,438,597	236,403	—	2,675,000	$209,250	$—
Analogic Corp	725,000	25,000	—	750,000	292,500	—
Asset Acceptance Capital Corp	2,325,000	55,000	—	2,380,000	—	—
Berkshire Hills Bancorp, Inc	1,000,000	175,000	—	1,175,000	739,750	—
Black Box Corp	675,000	375,000	—	1,050,000	238,000	—
CDI Corp	1,275,000	250,000	—	1,525,000	760,500	—
Centerstate Banks, Inc	1,750,000	175,000	200,000	1,725,000	71,000	(1,232,882)
CONMED Corp	1,400,000	150,000	—	1,550,000	—	—
CTS Corp	1,700,000	675,000	—	2,375,000	281,125	—
Encore Wire Corp	850,000	400,000	—	1,250,000	85,276	—
Federal Signal Corp	2,950,000	2,800,000	—	5,750,000	—	—
Fred’s, Inc. (Class A)	1,575,000	825,000	—	2,400,000	415,000	—
FreightCar America, Inc	824,800	375,200	50,000	1,150,000	—	(846,239)
Gulf Island Fabrication, Inc	—	1,250,000	—	1,250,000	177,018	—
Harte-Hanks, Inc	—	3,200,000	100,000	3,100,000	830,000	(511,163)
Heidrick & Struggles International, Inc	225,000	1,425,000	—	1,650,000	614,250	—
Invacare Corp	1,325,000	1,025,000	—	2,350,000	102,188	—
Kaiser Aluminum Corp	725,000	350,000	—	1,075,000	822,000	—
Materion Corp.(a)	725,000	600,000	—	1,325,000	—	—
Micrel, Inc	2,450,000	650,000	—	3,100,000	379,500	—
Navigant Consulting, Inc	2,500,000	350,000	—	2,850,000	—	—
Overseas Shipholding Group, Inc	800,000	1,600,000	750,000	1,650,000	3,040,625	(17,319,975)
Park Electrochemical Corp	1,208,264	216,736	—	1,425,000	507,956	—
PharMerica Corp	—	1,900,000	—	1,900,000	—	—
Renasant Corp	1,150,000	500,000	—	1,650,000	1,045,500	—
Simmons First National Corp. (Class A)	875,000	350,000	—	1,225,000	901,762	—
StellarOne Corp	1,167,785	457,215	—	1,625,000	240,000	—
Superior Industries International, Inc	1,150,000	250,000	—	1,400,000	584,000	—
TriCo Bancshares	770,946	279,054	—	1,050,000	366,750	—
Zep, Inc	—	1,300,000	—	1,300,000	89,977	—
					$12,793,927	$(19,910,259)

(a)	Formerly Brush Engineered Materials, Inc.

Value Fund
Security Name	SHARE BALANCE AT JANUARY 1, 2011	Purchases	Sales	SHARE BALANCE AT December 31, 2011	Dividends	Realized Gains (Losses)
Accuray, Inc.	4,100,000	1,175,794	275,794	5,000,000	$—	$(1,658,033)
Agria Corp. (ADR)	4,000,000	—	4,000,000	—	—	(10,251,278)
America Service Group, Inc.	700,000	—	700,000	—	—	11,606,298
American Vanguard Corp.	2,000,000	—	—	2,000,000	160,000	—
Analogic Corp.	775,900	—	75,900	700,000	302,770	564,175
Analysts International Corp.	473,000	—	—	473,000	—	—
Animal Health International, Inc.	2,300,000	—	2,300,000	—	—	1,369,698
AuRico Gold, Inc.(a)	6,806,400	193,600	1,000,000	6,000,000	—	3,458,786
Barrett Busines Services, Inc.	400,000	150,000	—	550,000	177,500	—
BioClinica, Inc.	350,000	907,303	—	1,257,303	—	—
Cambrex Corp.	2,000,000	—	—	2,000,000	—	—
CDC Software Corp. (ADR)	401,000	—	401,000	—	—	(2,867,331)
Computer Task Group, Inc.	1,500,000	—	—	1,500,000	—	—
Digirad Corp.	1,800,000	—	—	1,800,000	—	—
Duckwall-ALCO Stores, Inc.	380,400	—	—	380,400	—	—
Dynamics Research Corp.	800,000	—	—	800,000	—	—
FirstCity Financial Corp.	785,000	—	—	785,000	—	—
Flanders Corp.	2,481,663	956	—	2,482,619	—	—
Force Protection, Inc.	5,000,000	—	5,000,000	—	—	9,045,693
Golden Star Resources, Ltd.	1,693,500	13,306,500	—	15,000,000	—	—
Hampshire Group, Ltd.	600,000	—	300,000	300,000	—	(1,149,877)
Hawthorn Bancshares, Inc.(b)	227,100	9,084	—	236,184	46,328	—
Hemisphere GPS, Inc.	2,000,000	3,621,000	—	5,621,000	—	—
HF Financial Corp.	350,000	—	—	350,000	157,500	—
Hooper Holmes, Inc.	6,225,000	—	360,000	5,865,000	—	(882,379)
Hudson Highland Group, Inc.	1,800,000	700,000	170,000	2,330,000	—	(1,002,420)

28

Value Fund (Continued)
Security Name	SHARE BALANCE AT JANUARY 1, 2011	Purchases	Sales	SHARE BALANCE AT December 31, 2011	Dividends	Realized Gains (Losses)
Intersections, Inc.	1,500,000	—	259,688	1,240,312	$946,125	$2,582,948
Inventure Foods, Inc.	1,900,622	—	25,322	1,875,300	—	13,920
Iridex Corp.	—	500,000	—	500,000	—	—
Lakeland Industries, Inc.	516,500	—	—	516,500	—	—
Lantronix, Inc.	977,557	27,000	—	1,004,557	—	—
LECG Corp.	2,180,271	—	2,180,271	—	—	(14,403,936)
Magnetek, Inc.(c)	3,000,000	4,359	2,704,360	299,999	—	(21,483)
MFRI, Inc.	576,000	—	—	576,000	—	—
Newpark Resources, Inc.	2,867,400	1,732,600	—	4,600,000	—	—
North Valley Bancorp	633,333	—	—	633,333	—	—
Northwest Pipe Co.	500,000	—	—	500,000	—	—
PDI, Inc.	1,096,323	303,677	—	1,400,000	—	—
Perma-Fix Environmental Services, Inc.	4,000,000	—	—	4,000,000	—	—
RCM Technologies, Inc.	1,100,000	—	—	1,100,000	—	—
Richardson Electronics, Ltd.	911,231	—	411,231	500,000	89,000	2,733,102
SearchMedia Holdings, Ltd.	1,600,000	380,000	780,000	1,200,000	—	(5,647,568)
SRI/Surgical Express, Inc.	560,000	—	—	560,000	—	—
STAAR Surgical Co.	2,886,523	—	1,636,523	1,250,000	—	4,817,317
StarTek, Inc.	1,038,424	461,576	—	1,500,000	—	—
Supreme Industries, Inc. (Class A)	1,170,000	60,000	—	1,230,000	—	—
Tier Technologies, Inc.	950,000	—	—	950,000	—	—
Tongxin International, Ltd.	1,000,000	—	1,000,000	—	—	(3,772,483)
TRC Cos., Inc.	1,549,891	—	—	1,549,891	—	—
Trinity Biotech PLC (ADR)	1,400,000	—	—	1,400,000	140,000	—
U.S. Silver Corp.	19,740,000	254,500	994,500	19,000,000	—	(90,015)
Westell Technologies, Inc. (Class A)	4,800,000	—	—	4,800,000	—	—
					$2,019,223	$(5,554,866)

(a)	Formerly Gammon Gold, Inc.
(b)	Stock dividend on June 13, 2011.
(c)	1 for 10 reverse stock split on December 2, 2011.

(14)	SUBSEQUENT EVENTS

Management has evaluated subsequent events and determined that there were no material events that would require disclosure in the Funds’ financial statements through the date of issuance.

report of independent registered public accounting firm

To the Board of Directors of Heartland Funds and Shareholders of Select Value Fund, Value Plus Fund and Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Select Value Fund, Value Plus Fund and Value Fund (three portfolios comprising Heartland Funds, hereafter referred to as the “Funds”) at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCooopers LLP

Denver, Colorado

February 16, 2012

29

additional information

(unaudited)

FEDERAL INCOME TAX INFORMATION

In early 2012, shareholders received information regarding all distributions paid to them by the Funds during the calendar year 2011. The Funds hereby designate the following amounts as long-term capital gain distributions.

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Long Term Capital Gains	$ 13,570,489	$ 36,785,704	$ 53,172,368

The amounts above include $5,695,510, $11,588,258 and $2,799,190 of earnings and profits distributed to shareholders on redemptions for the Select Value Fund, Value Plus Fund and Value Fund respectively.

For the calendar year 2011, the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs & Growth Tax Relief Act of 2003:

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Qualified Dividend Income	100%	100%	71.10%

The Funds intend to designate the maximum amount allowed as taxed at a rate of 15%.

The percentage of the total ordinary distributions paid during the fiscal year ended December 31, 2011 that qualify for the corporate dividends received deduction for each of the Funds is reported below:

FUND	SELECT VALUE FUND	VALUE PLUS FUND	VALUE FUND
Percentage	100%	100%	52.43%

EXPENSE EXAMPLES

As a shareholder of the Heartland Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, 12b-1 fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Heartland Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2011 through December 31, 2011.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

FUND	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During the Period(a) 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11
Heartland Select Value Fund - Investor	$1,000.00	$893.70	$5.78	1.21%
Heartland Select Value Fund - Institutional	1,000.00	895.00	4.30	0.90
Heartland Value Plus Fund - Investor	1,000.00	897.50	5.55	1.16
Heartland Value Plus Fund - Institutional	1,000.00	898.70	4.21	0.88
Heartland Value Fund - Investor	1,000.00	877.80	5.02	1.06
Heartland Value Fund - Institutional	1,000.00	878.30	4.26	0.90

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each of the Heartland Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

FUND	Beginning Account Value 7/1/11	Ending Account Value 12/31/11	Expenses Paid During the Period(a) 7/1/11 - 12/31/11	Annualized Expense Ratio During Period 7/1/11 - 12/31/11
Heartland Select Value Fund - Investor	$1,000.00	$1,019.11	$6.16	1.21%
Heartland Select Value Fund - Institutional	1,000.00	1,020.67	4.58	0.90
Heartland Value Plus Fund - Investor	1,000.00	1,019.36	5.90	1.16
Heartland Value Plus Fund - Institutional	1,000.00	1,020.77	4.48	0.88
Heartland Value Fund - Investor	1,000.00	1,019.86	5.40	1.06
Heartland Value Fund - Institutional	1,000.00	1,020.67	4.58	0.90

(a)	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year (184) divided by the number of days in the fiscal year (365).

OTHER INFORMATION

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities, and a copy of the voting record, is available without charge at www.heartlandfunds.com, or upon request, by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street Suite 500, Milwaukee, WI 53202. Information regarding how the Corporation voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q which are available on the Commission’s website at www.sec.gov. The Funds’ N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Schedules of portfolio holdings are also available at www.heartlandfunds.com, or upon request, without charge by calling Heartland Advisors, Inc. at 1-888-505-5180, or by writing to Heartland Advisors, Inc. at 789 N. Water Street, Suite 500, Milwaukee, WI 53202.

30

 information regarding executive officers and directors
(unaudited)

information regarding executive officers & directors

Under applicable law, the Board of Directors is responsible for management of the Corporation and provides broad supervision over its affairs. The Board elects the Officers of the Corporation, and hires the Funds’ service providers, including the Funds’ investment advisor, Heartland Advisors, Inc., and distributor of the Funds’ shares, ALPS Distributors, Inc. The Board annually reviews and considers approval of the continuation of the investment advisory agreement with the Advisor and each Fund’s distribution plan and related distribution agreements, and annually approves the selection of the independent registered public accounting firm for each Fund. The Board also establishes, monitors and periodically reviews numerous policies and procedures governing the conduct of the Corporation’s business. The policy of the Corporation is that the Chairman and 75% of Board members of the Board must be “independent” of the Advisor, Distributor and the Funds’ transfer agent. The following table presents information about each Director and Officer of the Corporation. The mailing address of the Directors and Officers is 789 North Water Street, Suite 500, Milwaukee, WI 53202.

INdependent directors:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
Robert A. Rudell Date of Birth: 9/48	Chairman of the Board and Director	Director since 2/05; Chairman of the Board since 1/06	Retired; Chief Operating Officer, Zurich Scudder Investments, 1998 to 2002; President, Scudder Retirement Services, 1996 to 1998; Employed by IDS/American Express as President in Institutional Retirement Services and other capacities, 1973 to 1996.	3	Director, Medtox Scientific, Inc., April 2002 to present; Director, Optimum Funds, May 2003 to present (6 mutual funds); Director, Vantagepoint Funds, March 2007 to present (31 mutual funds).
Dale J. Kent Date of Birth: 11/52	Director	Since 8/03	Executive Vice President and Chief Financial Officer, West Bend Mutual Insurance Company, since July 2002; Partner, Arthur Andersen, LLP, 1986 to 2002; employed by Arthur Andersen, LLP, in other capacities, 1974 to 1985.	3	None
Michael D. Dunham Date of Birth: 7/45	Director	Since 1/04	President, DGA Real Estate, LLC, since January 2006; President and Owner, Dunham Global Associates, LTD., since 2001; Senior Vice President, IFS AB, January 2000 to May 2006; Co-Founder and CEO of Effective Management Systems, Inc., 1978 to 1999.	3	None
Ward D. Armstrong Date of Birth: 1/54	Director	Since 2/08	Managing Director, Northrock Partners, a Private Wealth Practice of Ameriprise Financial; February 2010 to present; Senior Vice President, Ameriprise Financial, Inc. November 1984 to May 2007; President, American Express Asset Management, from 2002 to 2004; Chairman, Ameriprise Trust Company, November 1996 to May 2007.	3	None
Kenneth A. Kavajecz Date of Birth: 3/66	Director	Since 2/08	Associate Dean of Undergraduate Program, University of Wisconsin-Madison, since August 2008; Associate Dean of Masters Programs, University of Wisconsin-Madison, since July 2006; Associate Professor of Finance, University of Wisconsin-Madison, since April 2004; Assistant Professor of Finance from June 2003 to April 2004; Assistant Professor, The Wharton School, from February 1997 to June 2003; Assistant Economist, Board of Governors of the Federal Reserve System, Division of Monetary Affairs, 1988 to 1992.	3	None

31

INTERESTED DIRECTORS AND OFFICERS:	Position(s) held with the Corporation	Term of office and length of time served(1)	Principal occupations during past five years:	Number of Heartland Funds overseen by Director	Other Directorships(2) held by Director
William (“Bill”) J. Nasgovitz(3) Date of Birth: 10/44	President and Director	Since 12/84	President and Chief Executive Officer, Heartland Advisors, Inc., since 1982.	3	None
David C. Fondrie Date of Birth: 7/49	Chief Executive Officer	Since 5/06

Portfolio Manager, Heartland Advisors, Inc. since March 2004; Director of Equity Research, Heartland Advisors, Inc., from 2000 to 2010; employed by Heartland Advisors, Inc., in other capacities since 1994; President, Casino Resource Corporation, 1993 to 1994; Executive Vice President and Chief Financial Officer, Ransomes, Inc., 1987 to 1991; Senior Manager, Price Waterhouse, 1983 to 1987; employed by Price Waterhouse in other capacities, 1976 to 1983.

				N/A	N/A
Nicole J. Best Date of Birth: 9/73	Vice President, Treasurer and Principal Accounting Officer	Since 6/11	Senior Vice President and Chief Financial Officer, Heartland Advisors, Inc., since May 2010; Vice President and Secretary; Heartland Group, Inc.; May 2010 to June 2011; Senior Vice President, Investor Services and Markets, Brown Brothers Harriman & Co., September 2008 to May 2010; Senior Vice President and Chief Compliance Officer, Heartland Advisors, Inc., November 2005 to August 2008; Senior Vice President and Treasurer, Heartland Advisors, Inc., February 2001 to August 2006; Treasurer and Principal Accounting Officer, Heartland Group, Inc., June 2000 to November 2005. Employed by Heartland Advisors, Inc. in other capacities from 1998 to 2008. Employed by Arthur Andersen, LLP, in other capacities, 1995 to 1998.	N/A	N/A
Vinita K. Paul Date of Birth: 8/79	Vice President and Chief Compliance Officer	Since 8/08	General Counsel, Heartland Advisors, Inc., since August 2009; Vice President and Chief Compliance Officer, Heartland Advisors, Inc., since August 2008; Associate, Quarles & Brady LLP, November 2007 to July 2008; Vice President and Interim General Counsel, The Ziegler Companies, Inc., July 2007 to October 2007; Assistant Secretary North Track Funds, Inc., December 2006 to October 2007; Assistant Secretary, Ziegler Exchange Traded Trust, December 2006 to October 2007; Vice President and Assistant General Counsel, The Ziegler Companies, Inc., September 2006 to July 2007; Associate, Quarles & Brady LLP, September 2004 to August 2006.	N/A	N/A
Katherine M. Jaworski Date of Birth: 11/70	Vice President and Secretary	Since 6/11	Vice President, Heartland Advisors, Inc., since February 2010; Investment Operations Manager of Heartland Advisors, Inc. since January 2004; Principal Accounting Officer and Treasurer, Heartland Group, Inc.; May 2010 to June 2011; Assistant Secretary, Heartland Group, Inc., November 2008 to May 2010. Employed by Heartland Advisors, Inc. in other capacities since April 1999.	N/A	N/A
Paul T. Beste Date of Birth: 1/56	Vice President and Assistant Secretary	Since 5/10	Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Secretary, Heartland Group, Inc., November 2005 to May 2010; Secretary and Treasurer, Heartland Value Manager, LLC, August 2000-March 2011; Principal Accounting Officer, Heartland Group, Inc., December 2009 to May 2010; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., September 2008 to December 2008. Employed by Heartland Advisors, Inc., in other capacities since 1997.	N/A	N/A

(1)	Officers of the Corporation serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of the Corporation serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the Investment Company Act of 1940.

(2)	Only includes directorships held in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the Investment Company Act of 1940.

(3)	William (“Bill”) J. Nasgovitz is considered to be an “interested person” (as defined in the Investment Company Act of 1940) of the Corporation because of his position with the Advisor.

The standing committees of the Corporation’s Board of Directors include an Audit Committee and a Nominating Committee. Both Committees consist of all the Independent Directors, namely Robert A. Rudell, Dale J. Kent, Michael D. Dunham, Ward D. Armstrong and Kenneth A. Kavajecz. Mr. Kent serves as chairman of the Audit Committee, and Mr. Dunham serves as chairman of the Nominating Committee. The Board has determined that Mr. Kent is an Audit Committee financial expert.

The Audit Committee is responsible for selecting the independent registered public accounting firm for the Funds and oversees the preparation of each Fund’s financial statements. In this capacity, the Audit Committee meets at least annually with the independent registered public accounting firm to discuss any issues surrounding the preparation and audit of the Funds’ financial statements. The Audit Committee also discusses with the independent registered public accounting firm the strengths and weaknesses of the systems and operating procedures employed in connection with the preparation of each Fund’s financial statements, pricing procedures and the like, as well as the performance and cooperation of staff members responsible for these functions. The Audit Committee has adopted a written charter. The Audit Committee had five meetings during the twelve months ended December 31, 2011.

The Nominating Committee nominates candidates for appointment to the Board of Directors to fill vacancies and to nominate candidates for election and re-election to the Board as and when required. The Nominating Committee generally accepts recommendations for nominations by shareholders of the Funds. The Nominating Committee has adopted a written charter. The Nominating Committee had no meetings during the twelve months ended December 31, 2011.

The Funds’ Statement of Additional Information includes additional information about the Directors of the Corporation and is available, without charge, at www.heartlandfunds.com or upon request, by calling 1-800-432-7856.

32

 definitions
(UNAUDITED)

10 Principles of Value Investing™ consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of company; and (10) positive technical analysis.

Debt/Capitalization Ratio represents the portfolio’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. All indices are unmanaged. It is not possible to invest directly in an index.

Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. All indices are unmanaged. It is not possible to invest directly in an index.

S&P 500 Index is an index of 500 U.S. stocks chosen for market size, liquidity and industry group representation and is a widely used U.S. equity benchmark. All indices are unmanaged. It is not possible to invest directly in an index.

33

Heartland Advisors’ Commitment to you…

Striving to achieve superior investment results and outstanding client service

Fundamental Research

We remain focused on discovering opportunities through extensive fundamental analysis

Seasoned Investment Team

We are dedicated to leveraging over 200 years of our team’s experience to strive to generate superior investment results through disciplined value investing

Consistent and Disciplined Approach

We consistently adhere to our clearly defined, time-tested investment process driven by Heartland’s 10 Principles of Value InvestingTM

An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Funds’ prospectus. To obtain a prospectus, please call 1-800-432-7856 or visit www.heartlandfunds.com to download. Please read the prospectus carefully before investing.

HLF2689/0812

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

A copy of the Code of Ethics for principal executive and principal financial officers will be sent to you free of charge, upon request, by calling or writing: Heartland Funds, 789 North Water Street, Milwaukee, WI 53202, (888) 505-5180.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Dale J. Kent, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The principal accounting fees disclosed below in items 4(a) through 4(d) and 4(g) (“Fees”) for the current fiscal year represent those Fees contractually agreed to between the registrant and principal accountant. However, such Fees could be increased due to overages not anticipated at the time of the engagement by the principal account and/or the registrant. Any changes to the prior fiscal year’s Fees, if any, are a result of such overages not applied to the registrant until after the filing deadline imposed by Form N-CSR.

Audit Fees

(a)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds $90,500 were for the fiscal year ended December 31, 2011 and $90,500 for the fiscal year ended December 31, 2010.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $0 for the fiscal year ended December 31, 2011 and $0 for the fiscal year ended December 31, 2010.

Tax Fees

(c)	The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $23,143 for the fiscal year ended December 31, 2011 and $24,880 for the fiscal year ended December 31, 2010.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item on behalf of the Funds were $4,500 for the fiscal year ended December 31, 2011 and $10,000 for the fiscal year ended December 31, 2010.

4(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

4(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	Not applicable

4(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

4(g) The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were $0 for the fiscal year ended December 31, 2011 and $0 for the fiscal year ended December 31, 2010.

4(h) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

Not applicable.

Item 10. Submission of Matters to Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	No changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HEARTLAND GROUP, INC.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David C. Fondrie
David C. Fondrie
Chief Executive Officer

Date:	February 23, 2012

By:	/s/ Nicole J. Best
Nicole J. Best
Treasurer & Principal Accounting Officer

Date:	February 23, 2012